EXHIBIT 99.2

Supplemental Financial Information
September 30, 2007
(Unaudited)

Table of Contents	Page No.

Corporate Profile	1
Statements of Consolidated Income	2
Consolidated Balance Sheets	3
Statements of Consolidated Income at Prorata Share	4
Consolidated Balance Sheets at Prorata Share	5
Summary Operating Data	6 - 7
Funds from Operations
Dividends
General and Administrative Expenses
Net Operating Income
Rentals
Interest Expense
Fee Income From Joint Ventures
Property
Joint Venture Reporting	8 - 11
Financial Statements of Unconsolidated Joint Ventures at 100%
Financial Statements of Unconsolidated Joint Ventures at Prorata Share
Investments in Real Estate Joint Ventures
Mortgage Debt Information for Real Estate Joint Ventures
Summary Balance Sheet Information	12
Common Share Data
Capitalization
Capital Availability
Credit Ratings
Debt Information	13 - 14
Outstanding Balance Summary
Fixed vs Variable Rate Debt
Secured vs Unsecured Debt
Coverage Ratios
Weighted Average Interest Rates
Schedule of Maturities
Other Information	15 - 16
Tenant Diversification
Lease Expirations
Leasing Production
Average Minimum Rent per Square Foot
Occupancy
Property Information	17 - 36
Property Investment Summary
Acquisition Summary
Disposition Summary
New Development Summary
Total Operating Income at Prorata Share by Geographic Region
Average Base Rents
Property Listing

This supplemental financial information package contains historical information of the Company.

Certain information contained in this Supplemental Financial Information package includes certain forward-looking statements reflecting Weingarten Realty Investors’ expectations in the near term that involve a number of risks and uncertainties; however, many factors may materially affect the actual results, including demand for our properties, changes in rental and occupancy rates, changes in property operating costs, interest rate fluctuations, and changes in local and general economic conditions.  Accordingly, there is no assurance that WRI’s expectations will be realized.

Corporate Profile

Weingarten Realty Investors is an unincorporated trust organized under the Texas Real Estate Investment Trust Act that, through its predecessor entity, began the ownership and development of shopping centers and other commercial real estate in 1948. As of September 30, 2007, we owned or operated under long-term leases, interests in 383 developed income-producing properties and 37 properties that are in various stages of development (including 10 which are income-producing), which are located in 23 states that span the United States from coast to coast. Included in the portfolio are 342 shopping centers, 75 industrial projects, and 3 other operating properties. Our interests in these properties aggregated approximately 50.2 million square feet of leasable area. Our properties were 95.1% leased as of September 30, 2007, and historically our portfolio occupancy rate has never been below 90%.

Corporate Office

2600 Citadel Plaza Drive
P. O. Box 924133
Houston, TX 77292-4133
713-866-6000
www.weingarten.com

Regional Offices

Atlanta, GA
Austin, TX
Dallas, TX
Ft. Lauderdale, FL
Las Vegas, NV
Los Angeles, CA
Orlando, FL
Phoenix, AZ
Raleigh, NC
Sacramento, CA
Seattle, WA

Stock Listings

New York Stock Exchange:
Common Shares	WRI
Series D Preferred Shares	WRI-PD
Series E Preferred Shares	WRI-PE
Series F Preferred Shares	WRI-PF

Weingarten Realty Investors
Statements of Consolidated Income
(in thousands, except per share amounts)
(as reported)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,		Twelve Months Ended December 31,
	2007	2006	2007	2006	2006	2005	2004	2003

Revenues:
Rentals	$152,045	$137,749	$436,353	$394,277	$533,279	$483,449	$434,321	$356,357
Other	4,565	1,294	9,766	4,719	6,926	6,236	8,252	6,645
Total	156,610	139,043	446,119	398,996	540,205	489,685	442,573	363,002

Expenses:
Depreciation and amortization	33,882	30,886	98,042	89,834	121,769	111,296	98,877	78,271
Operating	28,156	23,000	76,534	61,636	88,543	73,595	69,009	56,319
Ad valorem taxes	20,163	18,857	53,195	49,319	62,804	56,355	49,855	40,656
General and administrative	6,537	5,497	19,650	16,500	23,801	17,379	16,122	13,820
Impairment loss							3,550
Total	88,738	78,240	247,421	217,289	296,917	258,625	237,413	189,066

Operating Income	67,872	60,803	198,698	181,707	243,288	231,060	205,160	173,936
Interest Expense	(38,536)	(37,384)	(110,384)	(105,920)	(145,652)	(129,448)	(116,243)	(90,214)
Interest and Other Income	2,082	2,787	6,838	4,818	9,044	2,860	1,389	1,562
Loss on Redemption of Preferred Shares							(3,566)	(2,739)
Equity in Earnings of Joint Ventures, net (a)	4,893	2,253	12,513	10,866	14,655	6,610	5,384	4,681
Income Allocated to Minority Interests	(3,003)	(1,676)	(7,678)	(4,977)	(6,414)	(6,060)	(4,928)	(2,723)
Gain on Sale of Properties	986	26,871	3,010	26,974	22,493	22,306	1,562	667
Gain on Land and Merchant Development Sales	4,199	4,504	8,150	6,180	7,166	804
Provision for Income Taxes	(930)	(1,253)	(1,933)	(1,401)	(1,366)
Income From Continuing Operations	37,563	56,905	109,214	118,247	143,214	128,132	88,758	85,170
Operating Income From Discontinued Operations	416	3,456	2,527	13,796	16,302	26,062	27,740	25,073
Gain on Sale of Properties From Discontinued Operations	6,284	45,388	59,684	118,581	145,494	65,459	24,883	6,037
Income From Discontinued Operations	6,700	48,844	62,211	132,377	161,796	91,521	52,623	31,110
Net Income	44,263	105,749	171,425	250,624	305,010	219,653	141,381	116,280
Preferred Share Dividends	(5,982)	(2,526)	(16,485)	(7,576)	(10,101)	(10,101)	(7,470)	(15,912)
Redemption Cost of Series A Preferred Shares								(2,488)
Net Income Available to Common Shareholders	$38,281	$103,223	$154,940	$243,048	$294,909	$209,552	$133,911	$97,880
Net Income Per Common Share - Basic	$0.45	$1.19	$1.80	$2.75	$3.36	$2.35	$1.55	$1.24
Net Income Per Common Share - Diluted	$0.44	$1.15	$1.77	$2.67	$3.27	$2.31	$1.54	$1.24

(a) See Page 8 for the Company's prorata share of the operating results of its unconsolidated joint ventures.

Weingarten Realty Investors
Consolidated Balance Sheets
(in thousands, except per share amounts)
(as reported)

	September 30,	December 31,
	2007	2006
ASSETS

Property	$4,852,683	$4,445,888
Accumulated Depreciation	(750,676)	(707,005)
Property Held for Sale	6,012
Property - net	4,108,019	3,738,883

Investment in Real Estate Joint Ventures (a)	297,397	203,839
Total	4,405,416	3,942,722

Notes Receivable from Real Estate Joint Ventures and Partnerships	61,537	3,971
Unamortized Debt and Lease Costs	115,208	112,873
Accrued Rent and Accounts Receivable (net of allowance for doubtful accounts of $7,868 in 2007 and $5,995 in 2006)	77,811	78,893
Cash and Cash Equivalents	59,815	71,003
Restricted Deposits and Mortgage Escrows	28,991	94,466
Other	135,644	71,612
Total	$4,884,422	$4,375,540

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt	$3,055,545	$2,942,692
Accounts Payable and Accrued Expenses	139,496	132,821
Other	85,906	86,566
Total	3,280,947	3,162,079

Minority Interest	96,710	87,680

Commitments and Contingencies

Shareholders' Equity:
Preferred Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 10,000
6.75% Series D cumulative redeemable preferred shares of beneficial interest; 100 shares issued and outstanding in 2007 and 2006; liquidation preference $75,000	3	3
6.95% Series E cumulative redeemable preferred shares of beneficial interest; 29 shares issued and outstanding in 2007; and 2006; liquidation preference $72,500	1	1
6.5% Series F cumulative redeemable preferred shares of beneficial interest; 80 shares issued and outstanding in 2007; liquidation preference $200,000	2	2
Variable-rate Series G cumulative redeemable preferred shares of beneficial interest, 80 shares issued and outstanding in 2007; liquidation preference $200,000	2	2
Common Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 150,000; shares issued and outstanding: 85,063 in 2007 and 85,765 in 2006	2,563	2,582
Additional Paid in Capital	1,489,303	1,136,481
Net Income in Excess of (Less Than) Accumulated Dividends	26,479	(786)
Accumulated Other Comprehensive Loss	(11,588)	(12,500)
Shareholders' Equity	1,506,765	1,125,781
Total	$4,884,422	$4,375,540

(a) This represents the Company's investment of its unconsolidated joint ventures. See page 8 for additional information.

Weingarten Realty Investors
Statements of Consolidated Income at Prorata Share
(in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,		Twelve Months Ended December 31,
	2007	2006	2007	2006	2006	2005	2004	2003

Revenues:
Rentals	$161,082	$140,208	$459,129	$400,426	$543,190	$488,426	$436,600	$357,373
Other	4,353	1,767	9,832	5,397	7,710	6,412	8,012	6,825
Total	165,435	141,975	468,961	405,823	550,900	494,838	444,612	364,198

Expenses:
Depreciation and amortization	36,171	31,255	103,446	90,715	123,480	111,548	98,770	76,796
Operating	28,815	23,315	78,085	62,081	88,828	73,538	69,025	56,279
Ad valorem taxes	21,129	19,100	55,845	49,811	63,449	56,772	49,999	40,888
General and administrative	6,565	5,510	19,746	16,537	23,902	17,436	16,125	13,821
Impairment loss							3,550
Total	92,680	79,180	257,122	219,144	299,659	259,294	237,469	187,784

Operating Income	72,755	62,795	211,839	186,679	251,241	235,544	207,143	176,414
Interest Expense	(40,055)	(37,700)	(114,574)	(106,081)	(146,428)	(128,558)	(114,586)	(89,917)
Interest and Other Income	3,378	3,129	10,011	5,765	10,686	3,635	2,553	3,615
Loss on Redemption of Preferred Shares							(3,566)	(2,739)
Income Allocated to Minority Interests	(1,155)	(1,355)	(3,477)	(4,123)	(5,453)	(5,218)	(3,990)	(3,236)
Gain on Sale of Properties	983	26,872	3,007	31,032	26,550	22,102	1,460	1,186
Gain on Land and Merchant Development Sales	4,199	4,504	8,150	6,596	8,274	889
Provision for Income Taxes	(932)	(1,253)	(1,935)	(1,401)	(1,366)
Income From Continuing Operations	39,173	56,992	113,021	118,467	143,504	128,394	89,014	85,323
Operating Income From Discontinued Operations	411	3,369	2,513	13,576	16,000	25,800	27,484	24,919
Gain on Sale of Properties From Discontinued Operations	4,679	45,388	55,891	118,581	145,506	65,459	24,883	6,038
Income From Discontinued Operations	5,090	48,757	58,404	132,157	161,506	91,259	52,367	30,957
Net Income	44,263	105,749	171,425	250,624	305,010	219,653	141,381	116,280
Preferred Share Dividends	(5,982)	(2,526)	(16,485)	(7,576)	(10,101)	(10,101)	(7,470)	(15,912)
Redemption Cost of Series A Preferred Shares								(2,488)
Net Income Available to Common Shareholders	$38,281	$103,223	$154,940	$243,048	$294,909	$209,552	$133,911	$97,880
Net Income Per Common Share - Basic	$0.45	$1.19	$1.80	$2.75	$3.36	$2.35	$1.55	$1.24
Net Income Per Common Share - Diluted	$0.44	$1.15	$1.77	$2.67	$3.27	$2.31	$1.54	$1.24

Note:
Prorata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.
The Statements of Consolidated Income at Prorata Share include the real estate operations of joint ventures at WRI's ownership percentages ranging from 10% to 81% except for the operations of down-reit partnerships, which are included at 100%.

Weingarten Realty Investors
Consolidated Balance Sheets at Prorata Share
(in thousands, except per share amounts)

	September 30,	December 31,
	2007	2006
ASSETS

Property	$5,204,690	$4,610,751
Accumulated Depreciation	(766,170)	(707,289)
Property Held for Sale	6,012
Property - net	4,444,532	3,903,462

Notes Receivable from Real Estate Joint Ventures and Partnerships	58,149	54,125
Unamortized Debt and Lease Costs	125,602	118,377
Accrued Rent and Accounts Receivable (net of allowance for doubtful accounts of $9,036 in 2007 and $6,696 in 2006)	79,893	79,165
Cash and Cash Equivalents	65,854	84,092
Restricted Deposits and Mortgage Escrows	46,043	93,955
Other	175,034	75,858
Total	$4,995,107	$4,409,034

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt	$3,156,918	$2,987,268
Accounts Payable and Accrued Expenses	142,966	132,845
Other	124,018	84,885
Total	3,423,902	3,204,998

Minority Interest	64,806	78,255

Commitments and Contingencies

Shareholders' Equity:
Preferred Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 10,000
6.75% Series D cumulative redeemable preferred shares of beneficial interest; 100 shares issued and outstanding in 2007 and 2006; liquidation preference $75,000	3	3
6.95% Series E cumulative redeemable preferred shares of beneficial interests; 29 shares issued and outstanding in 2007and 2006; liquidation preference $72,500	1	1
6.5% Series F cumulative redeemable preferred shares of beneficial interest; 80 shares issued and outstanding in 2007; liquidation preference $200,000	2
Variable-rate Series G cumulative redeemable preferred shares of beneficial interest, 80 shares issued and outstanding in 2007 liquidation preference $200,000	2
Common Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 150,000; shares issued: 85,063 in 2007 and 85,765 in 2006	2,563	2,582
Capital Surplus	1,489,303	1,136,481
Net Income in Excess of (Less Than) Accumulated Dividends	26,479	(786)
Accumulated Other Comprehensive Loss	(11,954)	(12,500)
Shareholders' Equity	1,506,399	1,125,781
Total	$4,995,107	$4,409,034

Note:
Prorata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.
The Consolidated Balance Sheets at Prorata Share include the real estate operations of joint ventures at WRI's ownership percentages ranging from 10% to 81% except for the operations of down-reit partnerships, which are included at 100%.

Weingarten Realty Investors
Summary Operating Data
(in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006
Funds from Operations
Numerator:
Net income available to common shareholders	$38,281	$103,223	$154,940	$243,048
Depreciation and amortization	33,142	31,475	97,023	94,510
Depreciation and amortization of unconsolidated joint ventures	2,846	1,204	7,439	3,328
Gain on sale of properties	(5,644)	(72,260)	(58,842)	(145,559)
(Gain) Loss on sale of properties of unconsolidated joint ventures	2		2	(4,054)
Funds from Operations - Basic	68,627	63,642	200,562	191,273
Funds from operations attributable to operating partnership units		1,355	3,311	4,123
Funds from Operations - Diluted	$68,627	$64,997	$203,873	$195,396

Denominator:
Weighted average shares outstanding - Basic	85,470	86,567	85,914	88,476
Effect of dilutive securities:
Share options and awards	994	905	1,193	902
Operating partnership units		3,138	2,303	3,150
Weighted average shares outstanding - Diluted	86,464	90,610	89,410	92,528

Funds from Operations per Share - Basic	$0.80	$0.74	$2.33	$2.16

Funds from Operations Per Share - Diluted	$0.79	$0.72	$2.28	$2.11

Growth in Funds from Operations per Share - Diluted		9.7%		8.1%

Dividends
Common Dividends per Share	$0.495	$0.465	$1.485	$1.395

Common Dividends Paid as a % of Funds from Operations	61.4%	62.5%	63.7%	64.4%

General and Administrative Expenses *
General and Administrative Expenses/Total Revenue	4.0%	3.9%	4.2%	4.1%

General and Administrative Expenses/Total Assets before Depreciation	0.11%	0.11%	0.34%	0.32%

Net Operating Income *
Same Property NOI Growth: **
Retail	2.0%	3.0%	3.0%	3.0%
Industrial	7.3%	-5.8%	4.0%	3.1%
Total	2.4%	2.3%	3.1%	3.0%

* Includes the Company's share of unconsolidated joint ventures and excludes its partners' share of consolidated joint ventures ("Prorata Share").

** Same Property NOI Growth excludes the effect of lease cancellation income.

The National Association of Real Estate Investment Trusts defines funds from operations as net income (loss) available to common shareholders computed in accordance with generally accepted accounting principles, excluding gains or losses from sales of real estate assets and extraordinary items, plus depreciation and amortization of operating properties, including our share of unconsolidated partnerships and joint ventures. We calculate FFO in a manner consistent with the NAREIT definition.  We believe FFO is an appropriate supplemental measure of operating performance because it helps investors compare our operating performance relative to other REITs. Management also uses FFO as a supplemental measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income by itself as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time.  Since real estate values instead have historically risen or fallen with market conditions, management believes that the presentation of operating results for real estate companies that uses historical cost accounting is insufficient by itself. There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs.  FFO should not be considered as an alternative to net income or other measurements under GAAP as an indicator of our operating performance or to cash flows from operating, investing or financing activities as a measure of liquidity. FFO does not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.

Weingarten Realty Investors
Summary Operating Data (continued)
(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006
Rentals
Base minimum rent, net	$114,737	$104,502	$333,958	$306,963
Straight line rent	2,244	2,066	7,056	4,844
Over/Under-market rentals, net	939	513	2,313	854
Percentage rent	1,427	1,677	4,660	4,219
Tenant reimbursements	32,698	28,991	88,366	77,397
Total	$152,045	$137,749	$436,353	$394,277

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006
Rentals (Prorata Share)
Base minimum rent, net	$121,464	$106,245	$350,753	$311,694
Straight line rent	2,553	2,329	7,851	5,226
Over/Under-market rentals, net	1,247	632	3,139	1,081
Percentage rent	1,426	1,712	4,644	4,352
Tenant reimbursements	34,392	29,290	92,742	78,073
Total	$161,082	$140,208	$459,129	$400,426

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006
Interest Expense (Prorata Share)
Interest paid or accrued	$49,116	$41,743	$138,946	$116,167
Over-market mortgage adjustment	(1,581)	(1,943)	(5,246)	(5,717)
Gross interest expense	47,535	39,800	133,700	110,450
Less:
Capitalized interest	(7,480)	(2,100)	(19,126)	(4,369)
Interest expense, at prorata share	$40,055	$37,700	$114,574	$106,081

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006
Fee Income from Joint Ventures
Recurring	$1,605	$193	$3,925	$954
Non-Recurring	964	1	1,795	131
Total	$2,569	$194	$5,720	$1,085

			September 30,	December 31,
			2007	2006
Property at Prorata Share
Land			$1,052,997	$910,240
Land held for development			19,163	20,078
Land under development			253,390	142,366
Buildings and improvements			3,690,882	3,446,226
Construction in-progress			188,258	91,841
Total			$5,204,690	$4,610,751

Weingarten Realty Investors
Financial Statements of Unconsolidated Joint Ventures at 100%
(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006

Revenues:	$39,561	$15,721	$106,047	$41,236

Expenses:
Depreciation and amortization	9,760	3,556	25,296	9,527
Interest	7,014	4,617	17,500	12,076
Operating	5,786	1,900	15,574	5,193
Ad valorem taxes	3,955	1,840	12,288	4,426
General and administrative	276	156	621	415
Total	26,791	12,069	71,279	31,637

Gain on land sales				555
Gain (loss) on sale of properties	(5)	1	(5)	5,993
Net income	$12,765	$3,653	$34,763	$16,147

			September 30,	December 31,
			2007	2006
ASSETS

Property			$1,650,600	$1,123,600
Accumulated depreciation			(70,692)	(41,305)
Property - net			1,579,908	1,082,295

Other assets			198,488	118,642

Total			$1,778,396	$1,200,937

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt			$430,513	$328,508
Amounts payable to WRI			65,119	22,657
Other liabilities			121,219	39,154
Accumulated equity			1,161,545	810,618

Total			$1,778,396	$1,200,937

Weingarten Realty Investors
Financial Statements of Unconsolidated Joint Ventures at Prorata Share
(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006

Revenues:	$12,257	$5,748	$32,230	$15,501

Expenses:
Depreciation and amortization	2,846	1,204	7,439	3,328
Interest	2,282	1,380	5,356	3,623
Operating	1,663	709	4,552	1,997
Ad valorem taxes	1,196	630	3,546	1,591
General and administrative	92	73	219	188
Total	8,079	3,996	21,112	10,727

Gain on land and merchant development sales				416
Gain (loss) on sale of property	(2)		(2)	4,054

Net Income	$4,176	$1,752	$11,116	$9,244

			September 30,	December 31,
			2007	2006
ASSETS

Property			$473,067	$307,559
Accumulated Depreciation			(27,599)	(16,869)
Property - net			445,468	290,690

Other Assets			77,323	40,159
Total			$522,791	$330,849

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt			$140,136	$98,209
Amounts Payable to WRI			30,516	7,382
Accounts Payable and Accrued Expenses			47,851	10,118
Total			218,503	115,709

Accumulated Equity			304,288	215,140

Total			$522,791	$330,849

Notes:
The Consolidated Financial Statements at prorata share include only the real estate operations of joint ventures at WRI's ownership percentages.
Prorata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Investments in Real Estate Joint Ventures
September 30, 2007
(In Thousands)

					Weingarten Realty
Joint Venture Partner	Number of Properties	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment 9/30/2007	Equity in Earnings of Unconsolidated JVs (1)

TIAA Florida Retail LLC	7	1,264	$347,729	$-	20.0%	$-	$65,305	$2,492
AEW SRP, LLC	10	984	200,995	120,402	26.3%	31,723	17,306	589
Collins	8	1,641	134,223	12,342	50.0%	6,171	47,514	2,136
AEW - Institutional Client	6	515	138,638	71,399	20.0%	14,280	12,276	561
BIT Retail	3	715	158,203	-	20.0%	-	31,477	340
BIT Investment Thirty-Six, LP	12	4,065	239,114	25,991	20.0%	5,198	35,006	940
Eagle AN, LP	7	2,036	51,541	36,429	20.0%	7,286	-	27

Other	21	2,596	507,952	163,950	46.0%	75,478	88,514	5,428

Total	74	13,817	$1,778,396	$430,513	28.0%	$140,136	$297,397	$12,513

Joint Venture Description

RETAIL
TIAA Florida Retail LLC	Joint venture with an institutional partner, TIAA-CREF Global Real Estate.
AEW SPR, LLC	Retail joint venture with an institutional partner through AEW Capital Management
Collins	Primarily a development joint venture in the Texas Rio Grande valley
AEW - Institutional Client	Joint venture with an institutional partner through AEW Capital Management
BIT Retail	Retail joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust

INDUSTRIAL
BIT Investment Thirty-Six, LP	Industrial joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust
Eagle AN, LP	Industrial joint venture with American National Insurance Company

(1) Ties to consolidated income statement but differs from prorata income statement due to elimination of intercompany interest income/expense and management fees.

Weingarten Realty Investors
Mortgage Debt Information in Real Estate Joint Ventures
September 30, 2007
(In Thousands)

Joint Venture Partner	Number of Properties	Mortgage Balance	Average Interest Rate (1)	Average Remaining Term (yrs)

TIAA Florida Retail LLC	7	-	-	-
AEW SRP, LLC	10	$120,402	5.7%	7.5
Collins	8	12,342	6.0%	13.8
AEW - Institutional Client	6	71,399	5.7%	6.4
BIT Retail	3	-	-	-
BIT Investment Thirty-Six, LP	12	25,991	6.4%	4.1
Eagle AN, LP	7	36,429	8.1%	2.9

Other	21	88,232	5.7%	6.2

Total	74	$354,796	6.0%	6.5

(1) All mortgages are fixed rate except for one of the "other" which has a variable rate mortgage ($3.4 million).

Weingarten Realty Investors
Summary Balance Sheet Information
(in thousands, except common share data and percentages)

	September 30,	December 31,
	2007	2006

Common Share Data
Closing Market Price	$41.46	$46.11

Dividend Yield	4.78%	4.03%

90-Day Average Trading Volume	543,075	340,616

Capitalization (As reported)
Debt	$3,055,545	$2,942,692
Preferred Shares	547,500	147,500
Common Shares at Market	3,526,712	3,954,624
Operating Partnership Units at Market	101,204	138,745
Total Market Capitalization	$7,230,961	$7,183,561

Debt to Total Market Capitalization	42.3%	41.0%

Capitalization (Prorata)
Debt	$3,156,918	$2,987,268
Preferred Shares	547,500	147,500
Common Shares at Market	3,526,712	3,954,624
Operating Partnership Units at Market	101,204	138,745
Total Market Capitalization	$7,332,334	$7,228,137

Debt to Total Market Capitalization	43.1%	41.3%

Capital Availability
Unused Portion of $400 MM Revolver	$255,793	$371,923
Shelf Registration - $1 Billion Effective April 2003	85,430	85,430
Shelf Registration - $1.5 Billion Effective September 2004	1,300,000	1,500,000
Shelf Registration - $50 Million Effective September 2004	50,000	50,000
Total	$1,691,223	$2,007,353

Credit Ratings	S&P	Moody's

Senior Debt	A-	Baa1
Preferred Shares	BBB+	Baa2

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

		3rd Quarter		4th Quarter
	September 30,	Weighted	December 31,	Weighted
	2007	Average Rate	2006	Average Rate
Outstanding Balance Summary (1)
Mortgage Debt	$1,013,818	6.47%	$995,678	7.29%
7% 2011 Bonds	200,000	7.00%	200,000	7.00%
3.95% Convertible Bonds (2)	575,000	3.95%	575,000	3.95%
Unsecured Notes Payable	1,084,867	5.87%	1,119,867	5.85%
Revolving Credit Agreements (3)	135,000	6.00%	18,000	5.97%
Industrial Revenue Bonds	4,247	5.00%	4,422	5.36%
Obligations under Capital Leases	42,613	6.26%	29,725	6.00%
Total Debt - As Reported	3,055,545	5.89%	2,942,692	6.09%
Less: Minority Partners' Interests	(38,763)		(53,633)
Plus: WRI Share of Unconsolidated Joint Ventures	140,136		98,209
Total Debt - Prorata Share	$3,156,918	5.99%	$2,987,268	6.10%

	September 30,		December 31,
	2007	% of Total	2006	% of Total
Fixed vs Variable Rate Debt (at Prorata Share)
(includes the effect of interest rate swaps)

Fixed-rate debt	$2,939,126	93.1%	$2,871,324	96.1%
Variable-rate debt	217,792	6.9%	115,944	3.9%
Total	$3,156,918	100.0%	$2,987,268	100.0%

Secured vs Unsecured Debt (at Prorata Share)
Secured Debt	$1,164,179	36.9%	$1,077,052	36.1%
Unsecured Debt	1,992,739	63.1%	1,910,216	63.9%
Total	$3,156,918	100.0%	$2,987,268	100.0%

Coverage Ratios (at Prorata Share trailing 4 quarters)
Fixed Charge Coverage	2.12x		2.37x
Interest Coverage	2.28x		2.45x
Debt Service Coverage	2.23x		2.41x

	As	Prorata
	Reported	Share
Weighted Average Interest Rates (1)
Three months ended 9/30/07	5.89%	5.99%
Nine months ended 9/30/07	5.99%	6.02%
Twelve months ended 12/31/06	6.23%	6.26%

(1) Weighted average interest rates exclude the effects of FAS 141 and loan costs related to financing.

(2) The convertible bonds mature August 1, 2026 with a call option anytime after August 2011 and an initial conversion price of $49.075 per share.

(3) Weighted average revolving interest rate excluding the effect of the commitment fee was 5.72% in third quarter 2007 and 5.63% in fourth quarter 2006.

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

Schedule of Maturities at September 30, 2007

	As Reported		Prorata Share
	Maturities	Rate (7)	Maturities	Rate (7)	Floating Rate	Fixed Rate
2007 (1)	$26,853	6.66%	$28,682	6.64%	$4,904	$23,778
2008 (2) (3)	252,682	6.64%	253,296	6.60%	429	252,867
2009	113,642	6.62%	113,509	6.59%	9,795	103,714
2010	119,330	6.57%	133,776	6.50%	745	133,031
2011 (4)	890,475	4.96%	885,486	4.94%	488	884,998
2012	333,285	5.59%	321,574	5.54%	679	320,895
2013	283,581	5.72%	279,515	5.64%	841	278,674
2014	338,553	5.30%	368,944	5.34%	3,102	365,842
2015	205,531	6.05%	214,756	5.61%	1,124	213,632
Thereafter	291,283	6.68%	356,710	6.04%	33,544	323,166
Subtotal	2,855,215		2,956,248		55,651	2,900,597

Revolvers (5)	135,000	6.44%	135,000	6.44%	135,000
Other (6)	65,330		65,670			65,670
Swap Maturities:
2007					15,000	(15,000)
2014					50,000	(50,000)
2029					(37,859)	37,859
Total	$3,055,545	5.99%	$3,156,918	6.02%	$217,792	$2,939,126

(1) Includes $2.8 million of amortizing industrial revenue bonds with a final maturity date of 2015 that are currently callable by the lender.
(2) Includes $25 million of MTN's maturing 2028 with 10, 12 and 20 year put options.
(3) Includes prepayment of $121.8 million mortgage.
(4) Includes $575 million of Convertible debt maturing in 2026 with a 5 year call option.
(5) Includes the effect of the commitment fee.
(6) Other includes capital leases, FAS 141 adjustment and market value of swaps.
(7) Interest rates exclude the effects of FAS 141 and loan costs related to financing.

Weingarten Realty Investors
Tenant Diversification by Percent of Rental Revenues at Prorata Share
(in thousands, except percentages and # of units)

				% of
				Prorata
			# of Units	Rental	Square
Rank	Tenant Name	DBA’s		Revenue	Feet

1	THE KROGER CO.	Kroger, Smith Food, Ralphs, Fry's Food, King Soopers	31	2.66%	1,764

2	T.J.X. COMPANIES, INC.	T.J. Maxx, Marshalls, Home Goods	32	1.65%	833

3	SAFEWAY, INC.	Safeway, Randalls, Von's	20	1.42%	989

4	ROSS STORES, INC.	Ross Dress for Less	29	1.38%	677

5	PUBLIX SUPER MARKETS, INC.		20	1.21%	729

6	HOME DEPOT, INC.		7	1.14%	806

7	OFFICE DEPOT, INC.		25	0.98%	493

8	BLOCKBUSTER VIDEO		53	0.97%	281

9	BARNES & NOBLE INC.	Barnes & Noble, Bookstop Booksellers	12	0.90%	283

10	CIRCUIT CITY		9	0.88%	324

11	GAP, INC.	Gap, Old Navy, Banana Republic	19	0.83%	299

12	PETCO ANIMAL SUPPLIES, INC.		24	0.81%	277

13	PETSMART, INC.		17	0.79%	316

14	H E BUTT GROCERY		6	0.74%	385

15	OFFICE MAX INC.		12	0.63%	269

16	STAPLES		12	0.60%	319

17	HARRIS TEETER		6	0.58%	287

18	LINENS 'N THINGS, INC.		10	0.57%	251

19	DOLLAR TREE STORES, INC.	Dollar Tree, Greenbacks	30	0.57%	297

20	RALEY'S	Raley's Bel Air Markets	6	0.56%	331

21	BED BATH & BEYOND, INC.		15	0.56%	300

22	BEST BUY, INC.		10	0.55%	227

23	ACADEMY SPORTS & OUTDOORS		5	0.53%	567

24	TOYS 'R' US		9	0.52%	312

25	STAGE STORES	Beall's, Palais Royal, Stages	20	0.51%	438

	Total		439	22.55%	12,054

Weingarten Realty Investors
Leasing Information
(in thousands, except percentages and # of units and leases, prorata share)

Lease Expirations
	Shopping Center		Industrial		Total
	Percentage of		Percentage of		Percentage of
		Prorata		Prorata		Prorata
Year Expiring	Sq. Ft.	Revenue	Sq. Ft.	Revenue	Sq. Ft.	Revenue
2007	1.28%	1.56%	3.10%	3.02%	1.70%	1.72%
2008	10.24%	10.02%	21.30%	21.97%	12.81%	11.32%
2009	12.10%	12.53%	18.99%	18.24%	13.69%	13.15%
2010	13.32%	14.75%	15.80%	16.75%	13.87%	14.96%
2011	13.36%	14.58%	10.35%	11.68%	12.62%	14.25%
2012-2016	30.20%	29.71%	30.09%	28.09%	30.11%	29.50%
2017-2026	18.02%	15.72%	0.37%	0.26%	14.06%	14.10%

Leasing Production - New Leases and Renewals

		Number		Increase
		of Leases	Square Feet	in Base Rent
Three Months Ended
September 30, 2007
Retail		268	1,098	10.4%
Industrial		61	818	4.0%
Total		329	1,916	9.2%

Three Months Ended
September 30, 2006
Retail		303	978	8.3%
Industrial		52	303	1.3%
Total		355	1,281	7.3%

Nine Months Ended
September 30, 2007
Retail		784	3,221	11.3%
Industrial		164	2,107	4.8%
Total		948	5,328	10.1%

Nine Months Ended
September 30, 2006
Retail		826	2,765	8.3%
Industrial		155	1,769	3.1%
Total		981	4,534	7.3%

Average Minimum Rent per Square Foot

			Quarter Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2007	2007	2007	2006	2006

Retail	$12.37	$12.29	$12.14	$12.12	$12.10
Industrial	$4.90	$4.85	$4.98	$4.91	$4.92

Occupancy			Quarter Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2007	2007	2007	2006	2006

Shopping Center Portfolio	95.2%	95.6%	95.4%	95.0%	95.0%
Industrial Portfolio	94.5%	94.6%	90.8%	91.2%	90.4%
Total Portfolio	95.1%	95.3%	94.4%	94.1%	94.0%

Note: A space is considered occupied upon execution of a lease agreement.

Weingarten Realty Investors
Property Information
(in thousands at prorata share)

Property Investment Summary
		New	Major	All
	Acquisitions	Development	Repairs	Other	Total

Nine Months Ended 09/30/2007	$504,372	$189,979	$12,156	$46,537	$753,044
Year Ended 12/31/2006	602,987	166,999	14,338	32,757	817,081
Year Ended 12/31/2005	358,990	33,171	12,858	36,791	441,810
Year Ended 12/31/2004	511,245	37,836	12,265	41,983	603,329
Year Ended 12/31/2003	413,796	64,011	11,754	39,062	528,623

Weingarten Realty Investors
Acquisition Summary
(in thousands at prorata share)

		Sq. Ft.
		of Bldg. Area	Date	Total
Center	City/State	at 100%	Acquired	Investment	Yield

Wholly-Owned Acquisitions

Shopping Centers

Scottsdale Horizon	Scottsdale, AZ	10	01/22/07
Entrada De Oro	Tucson, AZ	89	01/22/07
Oracle Crossings	Tucson, AZ	254	01/22/07
Oracle Wetmore	Tucson, AZ	287	01/22/07
Cherokee Plaza	Atlanta, GA	99	01/25/07
Shoppes at Bears Path	Tucson, AZ	44	03/13/07
Madera Village	Tucson, AZ	97	03/13/07
Oak Grove Market Center	Portland, OR	97	06/15/07
Perimeter Village	Atlanta, GA	388	07/03/07
Burbank Station	Burbank, IL	304	07/03/07
Countryside Centre	Clearwater, FL	243	07/06/07
Stella Link Shopping Center	Houston, TX	29	08/21/07
The Shoppes at South Semoran	Orlando, FL	102	09/07/07

		2,040			6.20%

Industrial

Lakeland Interstate Industrial Park I	Lakeland, FL	168	01/11/07
Enterchange at Northlake A	Ashland, VA	215	04/20/07
Enterchange at Walthall D	Colonial Heights, VA	287	04/20/07
Town & Country Commerce Center	Houston, TX	206	06/29/07
Riverview Distribution Center	Atlanta, GA	265	08/10/07

		1,142			6.60%

Other

Arcadia Biltmore Plaza (1)	Phoenix, AZ	24	01/31/07

		24			5.60%

Subtotal - Wholly Owned Acquisitions		3,206			6.20%

Joint Venture Acquisitions

Shopping Centers

Sunrise West (25%)	Sunrise, FL	76	01/26/07
Cole Park Plaza (25%)	Chapel Hill, NC	82	02/01/07
Pineapple Commons (20%)	Stuart, FL	249	07/03/07
Mansell Crossing (20%)	Alpharetta, GA	103	07/03/07
Preston Shepard Place (20%)	Plano, TX	363	07/03/07
Tully Corners Shopping Center (10%)	San Jose, CA	116	09/20/07

		990			6.00%

Industrial

Enterchange at Northlake C (20%)	Ashland, VA	293	04/20/07
Enterchange at Meadowville (20%)	Chester, VA	227	04/20/07
Interport Business Center A (20%)	Richmond, VA	447	04/20/07
Interport Business Center B (20%)	Richmond, VA	118	05/03/07
Interport Business Center C (20%)	Richmond, VA	55	05/03/07
Enterchange at Walthall C (20%)	Colonial Heights, VA	262	05/03/07
Enterchange at Walthall A & B (20%)	Colonial Heights, VA	607	05/03/07

		2,009			7.60%

Subtotal - Joint Venture Acquisitions		2,999			6.50%

Grand Total Acquisitions (Y-T-D)		6,204		$504,372	6.30%

(1) Acquired office building, a portion of which will be use to house company personnel.

Weingarten Realty Investors
Disposition Summary
(in thousands at prorata share)

		Sq. Ft.			Weighted
		of Bldg. Area	Date	Sales	Sales
Center	City/State	at 100%	Sold	Proceeds	Cap

Operating Property Sales

Shopping Centers
Southridge Plaza	Austin, TX	146	3/8/07
First Colony Commons	Sugarland, TX	410	4/2/07
Lincoln Place I	Fairview Heights, IL	103	4/5/07
Lincoln Place II	Fairview Heights, IL	170	4/5/07
Prien Lake Plaza (1)	Lake Charles, LA	129	5/15/07
Gold Creek	Elizabeth, CO	27	5/8/07
Bridges at Smoky Hill	Aurora, CO	20	5/25/07
Village Shoppes of Sugarloaf	Lawrenceville, GA	148	6/27/07
Plaza Shopping Center	Rosenberg, TX	81	7/18/07
Shoppes at Deer Creek	Crowley, TX	33	9/27/07
Golden Beach Marketplace	Fort Worth, TX	37	9/27/07

Subtotal - Shopping Centers		1,303			6.76%

Industrial

Northaven Business Center	Dallas, TX	152	7/18/07
Railwood	Houston, TX	90	9/24/07

Subtotal - Industrial		242			5.96%

Total Operating Property Sales (Y-T-D)		1,545		$202,297	6.72%

Land and Merchant Development Sales

Shopping Centers

Boswell Towne Center	Saginaw, Texas		1/18/07
Lake Pointe Market Center	Rowlett (Dallas), Texas		2/2/07
1855 Dornoch Court	San Diego, CA		5/10/07
1725 Dornoch Court	San Diego, CA		5/10/07
Lake Pointe Market Center	Rowlett (Dallas), Texas		8/21/07
Laveen Village Phase II	Phoenix, AZ		7/12/07
Mckinney Centre	McKinney, TX		7/12/07
NW Freeway at Gessner	Houston, TX		8/31/07
Wilcrest Bissonnet	Houston, TX		9/4/07

Total Land and Merchant Development Sales (Y-T-D)				$52,891

Grand Total				$255,188

(1) Sold all except for 3 lots.

	Weingarten Realty Investors
	Properties Currently Under Development
	(in thousands at prorata share, except percentages)

					Total Square
					Feet of
					Building Area		Spent			Total Estimated
					(1)		Year-To-		Spent	Investment		Est.
				Percent		WRI's	Date		Inception	WRI	Gross	Final	Estimated
	Center Name	Location	Anchor	Ownership	Total	Share	2007		To Date	Costs	Costs	ROI %	Stabilization

1	Glenwood Meadows *	Glenwood Springs (Denver), Colorado	Target (O.B.O.)	41%	403	114	$476		$11,729	$11,729	$28,607		1Q'08
2	Buckingham Square	Aurora (Denver), Colorado	Target (O.B.O.)	50%	930	254	3,774		6,278	15,572	31,143		2010
3	River Point at Sheridan *	Sheridan (Denver), Colorado	Target / Costco	50%	780	225	(9,802)	(2)	10,838	33,173	66,346		2009
4	Raintree Ranch Center	Chandler (Phoenix), Arizona	Whole Foods	100%	137	137	9,186		22,331	27,311	27,311		4Q'07

Total Western Region					2,250	730	3,634		51,176	87,784	153,407

5	Starr Plaza *	Rio Grande City, Texas	Beall's / H.E.B	50%	185	93	$59		$10,252	$10,264	$20,527		1Q'07
6	Sharyland Towne Crossing *	Mission, Texas	Target (O.B.O.) / H.E.B	50%	490	179	9,454		22,713	24,907	49,814		1Q'08
7	Market at Nolana *	McAllen, Texas	Wal-Mart (O.B.O.)	50%	263	30	1,553		4,433	5,464	10,927		2008
8	Market at Sharyland Place*	Mission, Texas	Kohl's	50%	113	56	14		1,693	2,876	5,752		2Q'08
9	North Sharyland Crossing*	Mission, Texas		50%	323	81	43		3,650	8,648	17,296		2009

Total Central Region					1,374	438	11,123		42,741	52,158	104,316

10	Phillips Village	Orlando, Florida	Wal-Mart (O.B.O.)	100%	286	66	$6,455		$12,063	$14,700	$14,700		1Q'08
11	Phillips Crossing	Orlando, Florida	Whole Foods	100%	145	145	6,317		7,434	24,080	24,080		2008
12	Colonial Landing	Orlando, Florida	PetsMart / Bed, Bath & Beyond	50%	265	132	1,582		12,633	15,590	31,180		2008

Total Eastern Region					695	343	$14,354		$32,130	$54,370	$69,960

	Total 12 Properties currently Under Development to be held by WRI				4,319	1,512	$29,111		$126,047	$194,312	$327,683	10.1%

1	Village at Liberty Lake *	Liberty Lake (Spokane), Washington	Home Depot (O.B.O.)	50%	10	5	$29		$917	$917	$1,834		4Q'07
2	Gladden Farms	Marana (Tucsan), Arizona	Fry's (O.B.O)	50%	65	29	1,631		1,631	5,731	11,461		2010
3	Mohave Crossroads - PH I, II & III	Bullhead City, Arizona	Target (O.B.O)	100%	430	233	10,011		10,011	48,531	48,531		2009
4	Jess Ranch Phase III *	Apple Valley (Los Angeles), California	Best Buy / Bed, Bath & Beyond	50%	194	97	5,803		5,803	22,170	44,340		2010
5	The Shoppes at Parkwood Ranch	Mesa (Phoenix), Arizona	Hobby Lobby	100%	105	105	6,497		6,497	17,818	17,818		2009
6	Jess Ranch Marketplace*	Apple Valley (Los Angeles), California	Winco (O.B.O.)	50%	308	107	8,078		11,278	18,186	36,371		3Q'08

Total Western Region					1,112	576	$32,049		$36,137	$113,352	$160,355

7	North Towne Plaza	Brownsville, Texas	Lowe's (O.B.O.)	75%	323	147	$3,296		$8,316	$23,158	$30,877		2010
8	Westwood Center	San Antonio, Texas		100%	276	101	11,410		11,410	15,124	15,124		2010
9	Horne Street	Fort Worth, Texas	24 Hour Fitness	100%	55	55	4,416		4,416	13,508	13,508		2010
10	Festival Plaza - Helotes	Helotes, Texas		100%	257	49	88		853	7,643	7,643		2011
11	Stevens Ranch	San Antonio, Texas		50%	566	283	19,913		19,913	40,914	81,827		2013
12	Gateway Station	Burleson (Fort Worth), Texas	Kohl's (O.B.O.) / Conn's	70%	84	59	168		1,450	8,399	11,998		2009
13	Westover Square	San Antonio, Texas	Target (O.B.O.) / Lowe's (O.B.O.)	67%	60	0	7		3,058	3,911	5,838		2009
14	River Pointe Apartments II	Conroe (Houston), Texas	N/A	100%	217	217	11,617		18,717	18,717	18,717		4Q'07
15	Rock Prairie Marketplace	College Station, Texas		100%	73	73	4,157		16,478	28,145	28,145		2011
16	Tomball Marketplace	Tomball (Houston), Texas	Academy (O.B.O.)	100%	372	183	8,665		24,501	30,559	30,559		2009

Total Central Region					2,283	1,167	$63,737		$109,112	$190,077	$244,236

17	Surf City Crossing	Surf City (Wilmington), North Carolina	Harris Teeter	100%	71	71	$2,432		$5,727	$6,786	$6,786		3Q'11
18	Southern Pines	Southern Pines, North Carolina		100%	68	68	8,652		8,652	15,816	15,816		2Q'10
19	Clermont Landing	Clermont (Orlando), Florida	JC Penny (O.B.O)	55%	313	103	7,218		7,219	17,258	31,379		2009
20	Palm Coast Landing at Town Center	Palm Coast, Florida	Target (O.B.O)	50%	413	115	6,305		6,305	20,197	40,394		2009
21	Waterford Village	Leland (Wilmington), North Carolina	Harris Teeter	75%	98	74	329		6,701	11,735	15,647		3Q'08
22	S. Fulton Town Center	Atlanta, Georgia	Wal-Mart (O.B.O.)	50%	435	129	9,844		9,844	22,046	44,091		2010
23	Ridgeway Trace	Memphis, Tennessee	Target (O.B.O)	100%	347	210	9,994		37,552	66,544	66,544		2010
24	Shoppes at Caveness Farms (Retail Tracts)	Wake Forest (Raleigh), North Carolina		100%	296	296	(33)		12,447	53,233	53,233		2Q'10
25	Crabtree Towne Center	Raleigh, North Carolina	Specialty Retail/Office/Residential	100%	256	256	20,341		20,340	108,605	108,605		2Q'11

Total Eastern Region					2,297	1,321	$65,082		$114,787	$322,220	$382,495

Total 25 proposed merchant build properties currently under development					5,692	3,064	$160,868		$260,036	$625,650	$787,086	8.8%

Total 37 properties in various stages of development					10,011	4,577	$189,979		$386,082	$819,962	$1,114,769	9.1%

* Unconsolidated Joint Venture

O.B.O - Owned By Other

(1)
Total Building Area square footage reflects 100% ownership including square feet that is owned by other. WRI's share of building area square footage reflects WRI's ownership percentage excluding square feet owned by other.

(2)	Net of receipt of bond reimbursements

Weingarten Realty Investors
Total Operating Income at Prorata Share by Geographic Region (1)
(in thousands, except percentages)

	Nine Months Ended September 30,				Twelve Months Ended December 31,
	2007	%	2006	%	2006	%	2005	%	2004	%	2003	%

Western Region
California	$28,792	13.6%	$28,845	15.5%	$38,437	15.3%	$36,715	15.6%	$32,188	15.5%	$26,178	14.8%
Nevada	16,987	8.0%	14,655	7.9%	19,170	7.6%	16,949	7.2%	13,208	6.4%	11,862	6.7%
Arizona	11,953	5.6%	7,666	4.1%	10,232	4.1%	9,926	4.2%	8,648	4.2%	8,038	4.6%
Colorado	5,553	2.6%	5,546	3.0%	7,484	3.0%	6,211	2.6%	6,253	3.0%	3,423	1.9%
New Mexico	4,914	2.3%	4,669	2.5%	6,523	2.6%	5,445	2.3%	4,268	2.1%	3,442	2.0%
Utah	1,784	0.8%	1,653	0.9%	2,224	0.9%	2,014	0.9%	1,763	0.9%	(2)	0.0%
Oregon	507	0.2%	-	0.0%	34	0.0%	-	0.0%	-	0.0%	-	0.0%
Washington	789	0.4%	65	0.0%	207	0.1%	-	0.0%	-	0.0%	-	0.0%
Total Western Region	71,279	33.5%	63,099	33.9%	84,311	33.6%	77,260	32.8%	66,328	32.1%	52,941	30.0%

Central Region
Texas	$58,953	27.8%	$59,468	31.9%	$78,120	31.1%	$80,970	34.4%	$72,203	34.9%	$74,358	42.1%
Louisiana	5,620	2.7%	4,552	2.4%	6,136	2.4%	7,810	3.3%	11,215	5.4%	6,340	3.6%
Kansas	996	0.5%	1,022	0.5%	1,241	0.5%	1,049	0.4%	1,548	0.7%	1,785	1.0%
Arkansas	1,623	0.8%	1,622	0.9%	2,183	0.9%	3,481	1.5%	1,823	0.9%	1,288	0.7%
Mississippi	-	0.0%	(6)	0.0%	(6)	0.0%	(1)	0.0%	-	0.0%	(15)	0.0%
Illinois	755	0.4%	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Missouri	860	0.4%	945	0.5%	1,238	0.5%	1,334	0.6%	1,383	0.7%	1,425	0.8%
Oklahoma	471	0.2%	421	0.2%	513	0.2%	436	0.2%	585	0.3%	540	0.3%
Total Central Region	69,278	32.8%	68,024	36.4%	89,425	35.6%	95,079	40.4%	88,757	42.9%	85,721	48.5%

Eastern Region
Florida	$37,027	17.5%	$29,687	15.9%	$41,807	16.6%	$34,013	14.4%	$30,223	14.6%	$23,810	13.5%
North Carolina	14,904	7.0%	12,920	6.9%	17,274	6.9%	14,074	6.0%	11,039	5.3%	8,398	4.8%
Virginia	896	0.4%	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
South Carolina	140	0.1%	101	0.1%	154	0.1%	-	0.0%	-	0.0%	-	0.0%
Georgia	11,371	5.4%	5,927	3.1%	8,865	3.5%	7,016	3.0%	5,022	2.3%	2,097	1.2%
Tennessee	3,427	1.6%	3,761	2.0%	5,069	2.0%	4,312	1.8%	3,949	1.9%	3,358	1.9%
Kentucky	3,359	1.6%	3,000	1.6%	4,112	1.6%	3,440	1.5%	1,507	0.7%	-	0.0%
Maine	158	0.1%	160	0.1%	224	0.1%	350	0.1%	318	0.2%	89	0.1%
Total Eastern Region	71,282	33.7%	55,556	29.7%	77,505	30.8%	63,205	26.8%	52,058	25.0%	37,752	21.5%

Total Operating Income	$211,839	100.0%	$186,679	100.0%	$251,241	100.0%	$235,544	100.0%	$207,143	100.0%	$176,414	100.0%

(1) The Operating Income at Prorata Share includes the real estate operations of joint ventures at WRI's ownership percentages ranging from 10% to 81% except for the operations of down-reit partnerships, which are included at 100% with the applicable minority interest. Prorata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Average Base Rents
September 30, 2007
In Thousands, except per square foot amounts
Economics reflect WRI's prorata ownership interest
						Avg.			Avg.
				Occupied	Annualized	Base	Occupied	Annualized	Base
				SF	Rents	Rents	SF	Rents	Rents
	# of		Total
	Properties	GLA	ABR	Greater than 10K SF			Less than 10K SF

Retail
West
Arizona	22	2,053	$13.19	1,202	$10,443	$8.69	678	$14,345	$21.16
California	27	3,562	$15.83	1,982	$19,739	$9.96	1,345	$32,934	$24.49
Colorado	11	1,042	$13.42	651	$6,119	$9.40	329	$7,040	$21.38
New Mexico	6	1,022	$13.55	513	$5,629	$10.97	263	$4,890	$18.61
Nevada	13	2,772	$12.52	1,967	$17,211	$8.75	691	$16,055	$23.23
Oregon	3	120	$12.63	66	$555	$8.45	54	$957	$17.71
Utah	3	307	$12.44	200	$2,065	$10.35	102	$1,687	$16.52
Washington	5	87	$16.89	64	$923	$14.48	19	$477	$24.91
	90	10,964	$13.93	6,643	$62,683	$9.44	3,481	$78,385	$22.52
Central
Arkansas	3	358	$8.47	310	$2,306	$7.43	46	$709	$15.52
Illinois	1	304	$11.55	268	$2,647	$9.87	35	$858	$24.38
Kansas	2	251	$10.35	192	$1,904	$9.92	39	$481	$12.45
Louisiana	13	1,517	$8.90	836	$4,912	$5.88	601	$7,879	$13.10
Missouri	2	229	$9.41	136	$1,095	$8.06	49	$649	$13.14
Oklahoma	2	172	$7.16	107	$580	$5.40	48	$533	$11.11
Texas	114	12,609	$11.38	7,355	$61,198	$8.32	4,141	$69,585	$16.80
	137	15,438	$10.97	9,204	$74,642	$8.11	4,960	$80,694	$16.27
East
Florida	40	5,336	$13.50	3,330	$33,185	$9.97	1,727	$35,058	$20.31
Georgia	15	1,837	$13.58	1,165	$11,907	$10.22	525	$11,037	$21.04
Kentucky	4	597	$13.05	280	$2,419	$8.64	261	$4,648	$17.79
Maine	1	154	$5.37	96	$460	$4.81	36	$247	$6.87
North Carolina	25	2,602	$11.46	1,539	$12,257	$7.97	905	$15,757	$17.41
South Carolina	1	22	$14.22	5	$45	$8.50	14	$225	$16.41
Tennessee	6	651	$10.49	421	$3,489	$8.29	158	$2,575	$16.34
	92	11,199	$12.75	6,835	$63,762	$9.33	3,625	$69,548	$19.19
Total Retail	319	37,601	$12.37	22,682	$201,086	$8.87	12,066	$228,627	$18.95
Industrial
West
California	1	145	$6.44	112	$706	$6.29	2	$27	$17.45
	1	145	$6.44	112	$706	$6.29	2	$27	$17.45
Central
Texas	56	7,041	$5.47	4,545	$21,387	$4.71	1,825	$13,457	$7.37
	56	7,041	$5.47	4,545	$21,387	$4.71	1,825	$13,457	$7.37
East
Florida	5	1,665	$4.27	1,648	$7,015	$4.26	17	$93	$5.39
Georgia	8	1,221	$3.96	1,037	$4,090	$3.95	21	$93	$4.47
Tennessee	3	685	$2.69	661	$1,777	$2.69	1	$5	$7.60
Virginia	9	788	$4.52	754	$3,376	$4.48	5	$60	$11.40
	25	4,358	$3.98	4,099	$16,259	$3.97	44	$250	$5.70
Total Industrial	82	11,544	$4.90	8,757	$38,352	$4.38	1,871	$13,734	$7.34
Joint venture properties are reflected at WRI prorata share
Occupied SF based on commenced leases
# of properties and GLA differ from property list due to new development properties with no commenced leases

Weingarten Realty Investors
Property Listing at September 30, 2007
			Gross Leasable Area
	# of	WRI	Joint Venture	Owned
ALL PROPERTIES BY STATE	Properties	Owned	Share	by Other	Total
Arizona	26	2,306,051	-	888,701	3,194,752
Arkansas	3	357,740	-	-	357,740
California	30	3,813,941	791,966	457,608	5,063,514
Colorado	13	1,049,373	807,233	859,236	2,715,840
Florida	48	7,110,120	1,873,053	783,822	9,766,995
Georgia	22	3,059,115	694,056	716,003	4,469,175
Illinois	1	303,566	-	-	303,566
Kansas	2	250,855	-	-	250,855
Kentucky	4	597,489	-	76,410	673,899
Louisiana	16	1,632,611	402,432	946,767	2,981,810
Maine	1	153,776	51,258	-	205,034
Missouri	2	229,182	28,267	-	257,449
Nevada	12	2,771,736	123,239	625,737	3,520,712
New Mexico	6	1,021,865	-	396,750	1,418,615
North Carolina	29	2,641,192	147,005	742,374	3,530,571
Oklahoma	2	171,657	-	-	171,657
Oregon	3	119,939	90,927	62,600	273,466
South Carolina	1	21,530	64,590	-	86,120
Tennessee	9	1,336,002	455,189	-	1,791,191
Texas	173	20,079,808	3,036,183	2,442,403	25,558,391
Utah	3	306,638	60,772	296,357	663,767
Virginia	9	788,083	1,607,139	-	2,395,222
Washington	5	86,877	332,505	198,220	617,603
Grand Total	420	50,209,146	10,565,814	9,492,988	70,267,944
Total Retail	342	38,467,205	5,385,511	9,492,988	53,345,700
Total Industrial	75	11,581,624	5,180,303	-	16,761,927
Total Other	3	160,317	-	-	160,317

Footnotes for detail property listing
(1)  Denotes partial ownership.  The square feet figures represent WRI's proportionate ownership of the property held by the joint venture or partnership.

(2)  Denotes property currently under development.

(3)  Denotes properties that are not consolidated for SEC reporting purposes.

(+)  Denotes supermarket or discount store offering full service grocery along with general merchandise.

NOTE:  Square feet is reflective of area available to be leased.  Certain listed properties may have additional square feet under WRI ownership.

Weingarten Realty Investors
Property Listing at September 30, 2007
						Gross Leasable Area
			WRI			Joint	Owned
			Owned	Foot	WRI	Venture	by
Center	Location	Anchors	%	Notes	Owned	Share	Other	Total
Retail
Operating Properties
Arizona
Palmilla Center	Dysart Rd. at McDowell Rd., Avondale	Office Max, PetsMart, Dollar Tree, Fry’s Supermarket + (O.B.O.)	100.0%		103,568	0	65,574	169,142
University Plaza	Plaza Way at Milton Rd., Flagstaff	PetsMart, Safeway +, Ross Dress for Less, Bed Bath & Beyond	100.0%		166,321	0	0	166,321
Val Vista Towne Center	Warner at Val Vista Rd., Gilbert	Target (O.B.O.), Staples, Ross Dress for Less, Petco	100.0%		93,372	0	123,000	216,372
Arrowhead Festival S.C.	75th Ave. at W. Bell Rd., Glendale	Borders (O.B.O.), Sports Authority (O.B.O.), Toys “R” Us (O.B.O.), Bed	100.0%		29,834	0	146,624	176,458
	Bath & Beyond (O.B.O.)
Fry's Ellsworth Plaza	Broadway Rd. at Ellsworth Rd., Mesa	Fry’s Supermarket + (O.B.O.)	100.0%		9,034	0	64,574	73,608
Monte Vista Village Center	Baseline Rd. at Ellsworth Rd., Mesa	Safeway + (O.B.O.)	100.0%		45,751	0	58,400	104,151
Red Mountain Gateway	Power Rd. at McKellips Rd., Mesa	Target (O.B.O.), Bed Bath & Beyond, Famous Footwear	100.0%		69,568	0	136,000	205,568
Camelback Village Square	Camelback at 7th Avenue, Phoenix	Fry’s Supermarket +, Target (O.B.O.), Office Max	100.0%		134,494	0	100,000	234,494
Laveen Village Market	Baseline Rd. at 51st St., Phoenix	Fry’s Supermarket + (O.B.O.)	100.0%		40,025	0	71,619	111,644
Rancho Encanto	35th Avenue at Greenway Rd., Phoenix	Blockbuster	100.0%		70,909	0	0	70,909
Squaw Peak Plaza	16th Street at Glendale Ave., Phoenix	Basha's, Blockbuster	100.0%		61,060	0	0	61,060
Fountain Plaza	77th St. at McDowell, Scottsdale	Fry’s Supermarket +, Dollar Tree	100.0%		102,271	0	0	102,271
Scottsdale Horizon	Frank Lloyd Wright Blvd and Thompson Peak	Baja Fresh Mexican Grill	100.0%		10,337	0	0	10,337
	Parkway, Scottsdale
Broadway Marketplace	Broadway at Rural, Tempe	Office Max, Ace Hardware	100.0%		82,757	0	0	82,757
Fry's Valley Plaza	S. McClintock at E. Southern, Tempe	Basha’s +	100.0%		145,104	0	0	145,104
Pueblo Anozira	McClintock Dr. at Guadalupe Rd., Tempe	Fry’s Food & Drug +, Petco, Dollar Tree	100.0%		157,309	0	0	157,309
Entrada de Oro	Magee Road and Oracle Road, Tucson	Wal-Mart	100.0%		88,685	0	20,406	109,091
Madera Village	Tanque Verde Rd. and Catalina Hwy, Tucson	Safeway +, Walgreen's, Ace Hardware	100.0%		96,032	0	10,594	106,626
Oracle Crossings	Oracle Highway and Magee Road, Tucson	Kohl's, Sprouts Farmers Market, Peter Piper Pizza	100.0%		243,625	0	10,000	253,625
Oracle Wetmore	Wetmore Road and Oracle Highway, Tucson	Home Depot , Circuit City, PetSmart, Walgreens	100.0%		256,093	0	0	256,093
Shoppes at Bears Path	Tanque Verde Rd. and Bear Canyon Rd.,	Osco Drug (O.B.O.)	100.0%		43,928	0	21,851	65,779
	Tucson
Arizona Total:	# of Properties: 21				2,050,077	0	828,642	2,878,719
Arkansas
Markham Square	W. Markham at John Barrow, Little Rock	Burlington Coat Factory	100.0%		126,904	0	0	126,904
Markham West	11400 W. Markham, Little Rock	Office Depot, Michael’s, Academy, Bassett Furniture, Dollar Tree	100.0%		178,210	0	0	178,210
Westgate	Cantrell at Bryant, Little Rock	SteinMart	100.0%		52,626	0	0	52,626
Arkansas Total:	# of Properties: 3				357,740	0	0	357,740
California
Centerwood Plaza	Lakewood Blvd. at Alondra Dr., Bellflower	Bestway Supermarket +, Hollywood Video	100.0%		75,500	0	0	75,500
Southampton Center	IH-780 at Southampton Rd., Benecia	Raley’s +, Hollywood Video	100.0%		162,390	0	0	162,390
580 Market Place	E. Castro Valley at Hwy. I-580, Castro Valley	P. W. Supermarkets +, Petco	100.0%		100,165	0	0	100,165
Chino Hills Marketplace	Chino Hills Pkwy. at Pipeline Ave., Chino Hills	Rite Aid, Von’s +, 24 Hour Fitness, Dollar Tree	100.0%		309,098	0	0	309,098
Buena Vista Marketplace	Huntington Dr. at Buena Vista St., Duarte	Ralphs +	100.0%		90,805	0	0	90,805
El Camino Promenade	El Camino Real at Via Molena, Encinitas	T.J. Maxx, Beverages & More, Staples	100.0%		110,783	0	0	110,783
Fremont Gateway Plaza	Paseo Padre Pkwy. at Walnut Ave., Fremont	Raley’s +, NAZ Cinema, 24 Hour Fitness	100.0%		194,601	0	0	194,601
Hallmark Town Center	W. Cleveland Ave. at Stephanie Ln., Madera	Food 4 Less + , Bally’s	100.0%		85,066	0	0	85,066
Menifee Town Center	Antelope Rd. at Newport Rd., Menifee	Ralphs +, Target (O.B.O.), Ross Dress for Less	100.0%		124,494	0	124,000	248,494
Marshalls Plaza	McHenry at Sylvan Ave., Modesto	Marshall’s, Dress Barn, Guitar Center	100.0%		78,752	0	0	78,752
Prospectors Plaza	Missouri Flat Rd. at US Hwy. 50, Placerville	SaveMart +, Kmart, Long’s Drug Store	100.0%		228,345	0	0	228,345
Shasta Crossroads	Churn Creek Rd. at Dana Dr., Redding	Food Maxx +, Target (O.B.O.), Sport Authority (O.B.O.), Ashley Furniture	100.0%		121,334	0	131,468	252,802
	(O.B.O.)
Ralphs Redondo	Hawthorne Blvd. at 182nd St., Redondo	Ralphs +	100.0%		66,700	0	0	66,700
Arcade Square	Watt Ave. at Whitney Ave., Sacramento	Grocery Outlet +, Hollywood Video	100.0%		76,497	0	0	76,497

Weingarten Realty Investors
Property Listing at September 30, 2007
						Gross Leasable Area
			WRI			Joint	Owned
			Owned	Foot	WRI	Venture	by
Center	Location	Anchors	%	Notes	Owned	Share	Other	Total
Discovery Plaza	W. El Camino Ave. at Truxel Rd., Sacramento	Bel Air Market +, Blockbuster	100.0%		93,398	0	0	93,398
Summerhill Plaza	Antelope Rd. at Lichen Dr., Sacramento	Raley’s +	100.0%		133,614	0	0	133,614
Valley	Franklin Boulevard and Mack Road,	Raley's +	100.0%		98,240	0	5,365	103,605
Silver Creek Plaza	E. Capital Expressway at Silver Creek Blvd.,	Safeway +, Walgreen’s, Orchard Supply (O.B.O.)	100.0%		130,729	0	65,000	195,729
	San Jose
Tully Corners Shopping Center	Tully Rd at Quimby Rd, San Jose	Food Maxx +, Petco, Party City	10.0%	(1)	11,599	104,393	0	115,992
Greenhouse Marketplace	Lewelling Blvd. at Washington Ave., San	Safeway + (O.B.O.), Longs Drug Stores (O.B.O.), Big Lots, 99 Cents Only,	100.0%		152,095	0	86,569	238,664
	Leandro	Factory 2 U
Rancho San Marcos Village	San Marcos Blvd. at Rancho Santa Fe Rd.,	Von’s + , 24 Hour Fitness	100.0%		120,829	0	0	120,829
	San Marcos
San Marcos Plaza	San Marcos Blvd. at Rancho Santa Fe Rd.,	Albertsons + (O.B.O.)	100.0%		35,880	0	45,206	81,086
	San Marcos
Stony Point Plaza	Stony Point Rd. at Hwy. 12, Santa Rosa	Food Maxx +, Hollywood Video	100.0%		198,528	0	0	198,528
Sunset Center	Sunset Ave. at State Hwy. 12, Suisun City	Albertsons +, Rite Aid	100.0%		85,238	0	0	85,238
Creekside Center	Alamo Dr. at Nut Creek Rd., Vacaville	Raley’s +, Blockbuster	100.0%		116,229	0	0	116,229
Freedom Centre	Freedom Blvd. At Airport Blvd., Watsonville	Rite Aid, Big Lots, Safeway +	100.0%		150,241	0	0	150,241
Westminster Center	Westminster Blvd. at Golden West St.,	Albertsons +, Home Depot, Edward’s Cinema, Rite Aid, Petco	100.0%		411,278	0	0	411,278
	Westminster
California Total:	# of Properties: 27				3,562,428	104,393	457,608	4,124,429
Colorado
Aurora City Place	E. Alameda at I225, Aurora	PetsMart, Sportsman Warehouse, Linens ‘N Things, Barnes & Noble,	50.0%	(1)(3)	182,642	182,642	182,000	547,283
	Comp USA, Ross Dress For Less, Super Target + (O.B.O.), Pier 1
Academy Place	Academy Blvd. at Union Blvd., Colorado	Safeway + (O.B.O.), Ross Dress For Less, Target (O.B.O.)	100.0%		84,057	0	177,362	261,419
	Springs
Uintah Gardens	NEC 19th St. at West Uintah, Colorado	King Sooper’s +, Walgreens, Petco, Big 5 Sporting Goods	100.0%		212,638	0	0	212,638
Green Valley Ranch Towne Center	Tower Rd. at 48th Ave., Denver	King Sooper’s + (O.B.O.)	50.0%	(1)(3)	27,503	27,503	58,000	113,006
Lowry Town Center	2nd Ave. at Lowry Ave., Denver	Super Target + (O.B.O.), Barnes & Noble, Office Max, Michael’s, Pier 1	50.0%	(1)(3)	38,370	38,370	52,700	129,439
	Imports, Cost Plus, Linens ‘N Things
CityCenter Englewood	S. Santa Fe at Hampden Ave., Englewood	Wal-Mart (O.B.O.), Ross Dress for Less, Gart Sports, Office Depot, Bally	51.0%	(1)	137,977	132,566	90,000	360,543
	Total Fitness, Petco
Highlands Ranch University Park	Highlands Ranch at University Blvd.,	Whole Foods Market +	40.0%	(1)(3)	35,368	53,052	0	88,420
	Highlands Ranch
Crossing at Stonegate	Jordon Rd. at Lincoln Ave., Parker	King Sooper’s +	51.0%	(1)	55,620	53,438	0	109,058
Thorncreek Crossing	Washington St. at 120th St., Thornton	Super Target + (O.B.O.), Barnes & Noble, Office Max, Michael’s, Pier 1	51.0%	(1)	108,186	103,944	174,000	386,130
	Imports, Cost Plus, Linens ‘N Things
Westminster Plaza	North Federal Blvd. at 72nd Ave., Westminster	Safeway + Walgreen (O.B.O.)	50.0%	(1)	48,521	48,521	0	97,042
Colorado Total:	# of Properties: 10				930,882	640,036	734,062	2,304,978
Florida
Boca Lyons	Glades Rd. at Lyons Rd., Boca Raton	Ross Dress for Less, Ethan Allen	100.0%		113,689	0	0	113,689
Countryside Centre	US Highway 19 at Countryside Boulevard	Albertsons+, TJ Max, Home Goods	100.0%		242,123	0	0	242,123
Sunset 19	US Hwy. 19 at Sunset Pointe Rd., Clearwater	Publix +, Bed Bath & Beyond, Staples, Comp USA, Barnes & Noble,	100.0%		275,910	0	0	275,910
	Sports Authority, Old Navy
Embassy Lakes	Sheraton St. at Hiatus Rd., Cooper City	Winn Dixie +, Walgreen’s, Tuesday Morning	100.0%		131,723	0	48,214	179,937
Shoppes at Paradise Isle	34940 Emerald Coast Pkwy, Destin	Best Buy, Linens N' Things, Michaels, Office Depot, PetsMart	25.0%	(1)(3)	42,959	128,878	0	171,837
Hollywood Hills Plaza	Hollywood Blvd. at North Park Rd., Hollywood	Publix +, Target, CVS/pharmacy	100.0%		364,714	0	0	364,714
Indian Harbour Place	East Eau Gallie Boulevard, Indian Harbour	Beall's, Publix +	25.0%	(1)(3)	40,880	122,641	0	163,521
	Beach
Argyle Village	Blanding at Argyle Forest Blvd., Jacksonville	Bed Bath & Beyond, Publix +, T.J. Maxx, Babies “R” Us, Jo-Ann’s Fabrics	100.0%		304,447	0	0	304,447
TJ Maxx Plaza	117th Avenue at Sunset Blvd., Kendall	T.J. Maxx, Winn Dixie +	100.0%		161,871	0	0	161,871
Largo Mall	Ulmerton Rd. at Seminole Ave., Largo	Beall’s Department Stores, Marshall’s, PetsMart, Bed Bath & Beyond,	100.0%		377,757	0	197,631	575,388
	Staples, Michael’s, Target (O.B.O.), Albertsons + (O.B.O.)
Palm Lakes Plaza	Atlantic Boulevard and Rock Island Road,	Publix +, CVS/Pharmacy	20.0%	(1)(3)	23,280	93,122	0	116,402
	Maragate

Weingarten Realty Investors
Property Listing at September 30, 2007
						Gross Leasable Area
			WRI			Joint	Owned
			Owned	Foot	WRI	Venture	by
Center	Location	Anchors	%	Notes	Owned	Share	Other	Total
Lake Washington Crossing	Wickham Rd. at Lake Washington Rd.,	Publix +, Beall’s Outlet Stores	25.0%	(1)(3)	29,707	89,121	0	118,828
	Melbourne
Lake Washington Square	Wickham Rd. at Lake Washington Rd.,	Albertsons +	100.0%		111,811	0	0	111,811
	Melbourne
Kendall Corners	Kendall Drive and SW 127th Avenue, Miami	City Furniture	20.0%	(1)(3)	19,303	77,212	0	96,515
South Dade	South Dixie Highway and Eureka Drive, Miami	Publix +, Petco, Chuck E. Cheese, Bed Bath & Beyond	20.0%	(1)(3)	43,882	175,530	0	219,412
Tamiami Trail Shops	S.W. 8th St. at S.W. 137th Ave., Miami	Publix +, CVS/pharmacy	100.0%		110,867	0	0	110,867
Northridge	E. Commercial Blvd. at Dixie Hwy., Oakland	Publix +, Petco, Ross Dress for Less, Anna's Linen	100.0%		236,170	0	0	236,170
	Park
Colonial Plaza	E. Colonial Dr. at Primrose Dr., Orlando	Staples, Circuit City, Ross Dress for Less, Linens ‘N Things, Babies “R”	100.0%		496,628	0	0	496,628
	Us, Marshall’s, Old Navy, SteinMart, Barnes & Noble, Petco
International Drive Value Center	International Drive and Touchstone Drive,	Bed Bath & Beyond, Ross, TJ Maxx, Old Navy	20.0%	(1)(3)	37,133	148,531	0	185,664
	Orlando
Market at Southside	Michigan Ave. at Delaney Ave., Orlando	Ross Dress for Less, Beall’s Outlet Stores, Dollar Tree, Albertsons +	100.0%		95,208	0	64,627	159,835
The Marketplace at Dr. Phillips	Dr. Phillips Boulevard and Sand Lake Road,	Albertsons +, Stein Mart, Office Depot, Home Goods	20.0%	(1)(3)	65,250	261,000	0	326,250
	Orlando
The Shoppes at South Semoran	Semoran Blvd. at Pershing Ave.	Save Rite+	100.0%		101,535	0	0	101,535
Westland Terrace Plaza	SR 50 at Apopka Vineland Rd., Orlando	T.J. Maxx, Petco, Shoe Carnival, Super Target + (O.B.O.)	100.0%		67,954	0	183,000	250,954
Alafaya Square	Alafaya Trail, Oviedo	Publix +	20.0%	(1)(3)	35,297	141,189	0	176,486
University Palms	Alafaya Trail at McCullough Rd., Oviedo	Publix +, Blockbuster	100.0%		99,172	0	0	99,172
East Lake Woodlands	East Lake Road and Tampa Road, Palm	Publix, Walgreens	20.0%	(1)(3)	28,021	112,082	0	140,103
Shoppes at Parkland	Hillsboro Boulevard at State Road #7,	BJ's Wholesale Club +	100.0%		145,652	0	0	145,652
Flamingo Pines	Pines Blvd. at Flamingo Rd., Pembroke Pines	Publix +, U.S. Post Office, Keiser College	100.0%		262,761	0	105,350	368,111
Pembroke Commons	University at Pines Blvd., Pembroke Pines	Publix +, Marshall’s, Office Depot, LA Fitness	100.0%		314,417	0	0	314,417
Publix at Laguna Isles	Sheridan St. at SW 196th Ave., Pembroke	Publix +	100.0%		69,475	0	0	69,475
	Pines
Vizcaya Square	Nob Hill Rd. at Cleary Blvd., Plantation	Winn Dixie +	100.0%		112,410	0	0	112,410
Quesada Commons	Quesada Avenue and Toledo Blade	Publix +	25.0%	(1)(3)	14,722	44,168	0	58,890
	Boulevard, Port Charlotte
Shoppes of Port Charlotte	Toledo Blade Boulevard and Tamiami Trail,	Petco	25.0%	(1)(3)	10,253	30,758	0	41,011
	Port Charlotte
Marketplace at Seminole Towne	Central Florida Greenway and Rinehart Road,	Circuit City, Sports Authority, DSW, Marshalls, Old Navy, Linens 'N	100.0%		308,761	0	185,000	493,761
Center	Sanford	Things, Petco, Cost Plus, Super Target + (O.B.O.)
Pineapple Commons	Us Highway 1 and Britt Rd.	Best Buy, Ross, Linens 'N Things, PetsMart, Ashley Furniture	20.0%	(1)	49,803	199,211	0	249,014
Sunrise West Shopping Center	West Commercial Drive and NW 91st	Publix +	25.0%	(1)(3)	19,080	57,241	0	76,321
	Avenue, Sunrise
Venice Pines	Center Rd. at Jacaranda Blvd., Venice	Kash N Karry +	100.0%		97,303	0	0	97,303
Winter Park Corners	Aloma Ave. at Lakemont Ave., Winter Park	Whole Foods Market +, Outback Steakhouse	100.0%		102,397	0	0	102,397
Florida Total:	# of Properties: 38				5,164,325	1,680,684	783,822	7,628,831
Georgia
Lakeside Marketplace	Cobb Parkway (US Hwy 41), Acworth	Ross Dress for Less, Circuit City, Petco, Office Max, Books A Million,	100.0%		147,688	0	174,000	321,688
	Super Target + (O.B.O)
Mansell Crossing	North Point Parkway at Mansell Rd	Ross, Bed Bath and Beyond, Rooms to Go	20.0%	(1)	20,586	82,345	0	102,931
Camp Creek Marketplace II	Camp Creek Parkway and Carmla Drive,	DSW, American Signature, Circuit City, LA Fitness	100.0%		196,283	0	0	196,283
Cherokee Plaza	Peachtree Road and Colonial Drive, Atlanta	Kroger +	100.0%		98,553	0	0	98,553
Perimeter Village	Ashford-Dunwoody Rd	Wal-Mart Supercenter, Cost Plus, DSW, Borders	100.0%		387,755	0	0	387,755
Publix at Princeton Lakes	Carmia Drive and Camp Creek Drive, Atlanta	Publix+	100.0%		68,389	0	0	68,389
Brookwood Square	East-West Connector at Austell Rd., Austell	Marshall’s, Staples, Home Depot	100.0%		253,448	0	0	253,448
Dallas Commons	US Highway 278 and Nathan Dean Boulevard,	Kroger + (O.B.O.)	100.0%		25,158	0	70,104	95,262
	Dallas
Reynolds Crossing	Steve Reynolds and Old North Cross Rd.,	Kroger + (O.B.O.)	100.0%		45,758	0	70,225	115,983
	Duluth
Thompson Bridge Commons	Thompson Bridge Rd. at Mt. Vernon Rd.,	Kroger +	100.0%		78,351	0	0	78,351
	Gainesville

Weingarten Realty Investors
Property Listing at September 30, 2007
						Gross Leasable Area
			WRI			Joint	Owned
			Owned	Foot	WRI	Venture	by
Center	Location	Anchors	%	Notes	Owned	Share	Other	Total
Grayson Commons	Grayson Hwy at Rosebud Rd., Grayson	Kroger +	100.0%		76,611	0	0	76,611
Sandy Plains Exchange	Sandy Plains at Scufflegrit, Marietta	Publix +	100.0%		72,784	0	0	72,784
Brownsville Commons	Brownsville Road and Hiram-Lithia Springs	Kroger + (O.B.O.)	100.0%		27,747	0	54,139	81,886
	Road, Powder Springs
Roswell Corners	Woodstock Rd. at Hardscrabble Rd., Roswell	Staples, T.J. Maxx, Super Target + (O.B.O.)	100.0%		144,964	0	173,535	318,499
Brookwood Marketplace	Peachtree Parkway at Mathis Airport Rd.,	Office Max, Home Depot, Bed Bath & Beyond, Super Target + (O.B.O)	100.0%		193,170	0	174,000	367,170
	Suwannee
Georgia Total:	# of Properties: 15				1,837,245	82,345	716,003	2,635,593
Illinois
Burbank Station	S. Cicero Ave. at W. 78th St.	Babies R' Us, Food For Less +, Office Max, Petsmart, Sports Authority	100.0%		303,566	0	0	303,566
Illinois Total:	# of Properties: 1				303,566	0	0	303,566
Kansas
Shawnee Village	Shawnee Mission Pkwy. at Quivera Rd.,	Burlington Coat Factory	100.0%		135,139	0	0	135,139
	Shawnee
Kohl's	Wanamaker Rd. at S.W. 17th St., Topeka	Barnes & Noble, Kohl’s Department Store	100.0%		115,716	0	0	115,716
Kansas Total:	# of Properties: 2				250,855	0	0	250,855
Kentucky
Millpond Center	Boston at Man O’War, Lexington	Kroger +	100.0%		124,567	0	27,000	151,567
Regency Shopping Centre	Nicholasville Rd.& West Lowry Lane,	Kroger + (O.B.O.), T.J. Maxx, Michaels	100.0%		124,486	0	0	124,486
Tates Creek	Tates Creek at Man O’ War, Lexington	Kroger +, Rite Aid	100.0%		179,450	0	0	179,450
Festival at Jefferson Court	Outer Loop at Jefferson Blvd., Louisville	Kroger +, PetsMart (O.B.O.), Factory Card Outlet, AJ Wright (O.B.O.)	100.0%		168,986	0	49,410	218,396
Kentucky Total:	# of Properties: 4				597,489	0	76,410	673,899
Louisiana
Seigen Plaza	Siegen Lane at Honore Lane, Baton Rouge	Super Target + (O.B.O.), Ross Dress for Less, Conn’s, Petco	100.0%		155,490	0	194,247	349,737
Park Terrace	U.S. Hwy. 171 at Parish, DeRidder	Stage, JC Penney	100.0%		131,127	0	0	131,127
Town & Country Plaza	U.S. Hwy. 190 West, Hammond	Winn Dixie +, Office Depot, CVS/pharmacy, Goody’s, Books a Million	100.0%		226,102	0	0	226,102
Manhattan Place	Manhattan Blvd. at Gretna Blvd., Harvey	Target (O.B.O.), Ross Dress for Less, Stage, K&G Fashion	100.0%		138,215	0	125,400	263,615
Ambassador Plaza	Ambassador Caffery at W. Congress,	Albertsons + (O.B.O.), Blockbuster	100.0%		29,405	0	72,545	101,950
River Marketplace	Ambassador Caffery at Kaliste Saloom,	Ross Dress for Less, Stage, Cost Plus, Super Target + (O.B.O.), Books A	20.4%	(1)(3)	34,327	133,941	174,700	342,968
	Lafayette	Million
Westwood Village	W. Congress at Bertrand, Lafayette	Stage, Graham Central Station	100.0%		141,346	0	0	141,346
14/Park Plaza	Hwy. 14 at General Doolittle, Lake Charles	Kroger +, Stage, Conn’s	100.0%		172,068	0	0	172,068
Conn's Building	Ryan at 17th St., Lake Charles	Planet Pets	100.0%		23,201	0	0	23,201
K-Mart Plaza	Ryan St., Lake Charles	Albertsons +, Kmart, Stages	50.0%	(1)(3)	107,974	107,974	0	215,948
Prien Lake Plaza	Prien Lake Rd. at Nelson Rd., Lake Charles	Target (O.B.O.), Marshall’s (O.B.O), Ross Dress for Less (O.B.O.), Bed	100.0%		7,743	0	205,375	213,118
	Bath & Beyond (O.B.O.)
Southgate	Ryan at Eddy, Lake Charles	Market Basket +, Office Depot, Books A Million	100.0%		170,588	0	0	170,588
Danville Plaza	Louisville at 19th, Monroe	County Market +, Citi Trends, Surplus Warehouse	100.0%		141,380	0	0	141,380
Orleans Station	Paris, Robert E. Lee at Chatham, New	Vacant	100.0%		0	0	0	0
University Place	70th St. at Youree Dr., Shreveport	Super Target + (O.B.O.), Best Buy, T.J. Maxx, CVS/pharmacy, Bed Bath &	20.4%	(1)(3)	41,137	160,517	174,500	376,154
	Beyond
Westwood	Jewella at Greenwood, Shreveport	Super 1 Grocery +, Citi Trends, Cash American Pawn	100.0%		112,508	0	0	112,508
Louisiana Total:	# of Properties: 16				1,632,611	402,432	946,767	2,981,810
Maine
The Promenade	Essex at Summit, Lewiston	Staples, Flagship Cinemas	75.0%	(1)	153,776	51,258	0	205,034
Maine Total:	# of Properties: 1				153,776	51,258	0	205,034
Missouri
Ballwin Plaza	Manchester Rd. at Vlasis Dr., Ballwin	Schnucks +, Michael’s, Sears	100.0%		200,915	0	0	200,915

Weingarten Realty Investors
Property Listing at September 30, 2007
						Gross Leasable Area
			WRI			Joint	Owned
			Owned	Foot	WRI	Venture	by
Center	Location	Anchors	%	Notes	Owned	Share	Other	Total
Western Plaza	Hwy 141 at Hwy 30, Fenton	Big Lots	50.0%	(1)(3)	28,267	28,267	0	56,534
Missouri Total:	# of Properties: 2				229,182	28,267	0	257,449
Nevada
Eastern Horizon	Eastern Ave. at Horizon Ridge Pkwy.,	Kmart + (O.B.O.)	100.0%		66,408	0	143,879	210,287
	Henderson
Best in the West	Rainbow at Lake Mead Rd., Las Vegas	Best Buy, Borders, Bed Bath & Beyond, Babies "R" Us, DSW Shoes,	100.0%		436,814	0	0	436,814
	Office Depot, Old Navy, PetsMart, Jo-Ann Stores, The Sports Authority
Charleston Commons	Charleston and Nellis, Las Vegas	Wal-Mart, Ross, Office Max, 99 Cents Only	100.0%		338,378	0	0	338,378
College Park S.C.	E. Lake Mead Blvd. at Civic Ctr. Dr., North Las	Albertsons +, Sav-On Drug	100.0%		167,654	0	0	167,654
	Vegas
Francisco Centre	E. Desert Inn Rd. at S. Eastern Ave., Las	Ross Dress for Less (O.B.O.), Sav-On Drug, La Bonita Grocery	100.0%		116,973	0	31,842	148,815
Mission Center	Flamingo Rd. at Maryland Pkwy, Las Vegas	Sav-On Drug (O.B.O.), Albertsons + (O.B.O.), Toys “R” Us, T.J. Maxx	100.0%		152,475	0	55,745	208,220
Paradise Marketplace	Flamingo Rd. at Sandhill, Las Vegas	Smith’s Food +, Dollar Tree	100.0%		148,713	0	0	148,713
Rainbow Plaza	Rainbow Blvd. at Charleston Blvd., Las	Albertsons +, JC Penney, Ultimate Electronics, Home Depot, 24 Hour	100.0%		278,416	0	0	278,416
Rainbow Plaza, Phase I	Rainbow Blvd. at Charleston Blvd., Las	Albertsons +, JC Penney, Ultimate Electronics, Home Depot, 24 Hour	100.0%		136,369	0	0	136,369
Rancho Towne & Country	Rainbow Blvd. at Charleston Blvd., Las	Smith’s Food +	100.0%		87,367	0	0	87,367
Tropicana Beltway	Tropicana Beltway at Fort Apache Rd., Las	Lowe’s (O.B.O.), Wal-Mart Supercenter + (O.B.O.), PetsMart, Office Depot,	50.0%	(1)(3)	123,239	123,239	394,271	640,749
	Vegas	Ross Dress for Less, 99 Cent Only, Sports Authority, Pier 1 Imports
Tropicana Marketplace	Tropicana at Jones Blvd., Las Vegas	Smith’s Food +, Family Dollar	100.0%		142,728	0	0	142,728
Westland Fair North	Charleston Blvd. At Decatur Blvd., Las Vegas	Wal-Mart Supercenter +, Lowe’s, PetsMart, Office Depot, Michaels	100.0%		576,202	0	0	576,202
Nevada Total:	# of Properties: 12				2,771,736	123,239	625,737	3,520,712
New Mexico
Eastdale	Candelaria Rd. at Eubank Blvd., Albuquerque	Albertsons +, Family Dollar	100.0%		117,623	0	0	117,623
North Towne Plaza	Academy Rd. at Wyoming Blvd., Albuquerque	Whole Foods Market +, Borders	100.0%		104,034	0	0	104,034
Pavillions at San Mateo	I-40 at San Mateo, Albuquerque	Comp USA, Old Navy, Shoe Show, Circuit City, Linens ‘N Things	100.0%		195,944	0	0	195,944
Plaza at Cottonwood	Coors Bypass Blvd. at Seven Bar Loop Rd.,	Staples, PetsMart, Wal-Mart Supercenter +(O.B.O.), Home Depot (O.B.O.)	100.0%		84,322	0	334,000	418,322
	Albuquerque
Wyoming Mall	Academy Rd. at Northeastern, Albuquerque	Wal-Mart Supercenter +	100.0%		270,271	0	0	270,271
De Vargas	N. Guadalupe at Paseo de Peralta, Santa Fe	Albertsons + (O.B.O.), Osco Drugs, Ross Dress for Less, Office Depot,	100.0%		249,671	0	62,750	312,421
	Hastings, United Artists
New Mexico Total:	# of Properties: 6				1,021,865	0	396,750	1,418,615
North Carolina
Capital Square	Capital Blvd. at Huntleigh Dr., Cary	Food Lion +	100.0%		143,063	0	0	143,063
Harrison Pointe	Harrison Ave. at Maynard Rd., Cary	Harris Teeter +, Staples	100.0%		130,934	0	0	130,934
High House Crossing	NC Hwy 55 at Green Level W. Rd., Cary	Harris Teeter +	100.0%		89,997	0	0	89,997
Northwoods Market	Maynard Rd. at Harrison Ave., Cary	Food Lion +	100.0%		77,802	0	0	77,802
Parkway Pointe	Cory Parkway at S. R. 1011, Cary	Food Lion +, Eckerd’s	100.0%		80,061	0	0	80,061
Chatham Crossing	US 15/501 at Plaza Dr., Chapel Hill	Lowes Food +, CVS/Pharmacy	25.0%	(1)(3)	24,039	72,116	0	96,155
Cole Park Plaza	US 15/501 and Plaza Dr., Chapel Hill	Dollar General	25.0%	(1)(3)	20,564	61,694	0	82,258
Galleria	Galleria Boulevard and Sardis Road,	Off Broadway Shoes	100.0%		107,504	0	207,602	315,106
Johnston Road Plaza	Johnston Rd. at McMullen Creek Pkwy.,	Food Lion+	100.0%		79,508	0	0	79,508
	Charlotte
Steele Creek Crossing	York Rd. at Steele Creek Rd., Charlotte	BI-LO +, Eckerd’s	100.0%		77,301	0	0	77,301
Whitehall Commons	NWC of Hwy. 49 at I-485, Charlotte	Blockbuster, Wal-Mart Supercenter + (O.B.O.), Lowes (O.B.O.), BI-LO +	100.0%		41,976	0	402,620	444,596
	(O.B.O.)
Bull City Market	Broad St. at West Main St., Durham	Whole Foods Market +	100.0%		42,517	0	0	42,517
Durham Festival	Hillsborough Rd. at LaSalle St., Durham	Kroger +, Dollar General	100.0%		134,295	0	0	134,295
Mineral Springs Village	Mineral Springs Rd. at Wake Forest Rd.,	Food Lion +, Eckerd’s	100.0%		59,859	0	0	59,859
	Durham
Ravenstone Commons	Hwy 98 at Sherron Rd., Durham	Food Lion +, Blockbuster	100.0%		60,424	0	0	60,424
Pinecrest Plaza	Hwy. 15-501 at Morganton Rd., Pinehurst	Food Lion +, Michael’s, Goody’s, Belk’s	100.0%		250,140	0	0	250,140

Weingarten Realty Investors
Property Listing at September 30, 2007
						Gross Leasable Area
			WRI			Joint	Owned
			Owned	Foot	WRI	Venture	by
Center	Location	Anchors	%	Notes	Owned	Share	Other	Total
Avent Ferry	Avent Ferry Rd. at Gorman St., Raleigh	Food Lion +	100.0%		111,650	0	0	111,650
Falls Pointe	Neuce Rd. at Durant Rd., Raleigh	Harris Teeter +, Kohl’s (O.B.O.)	100.0%		106,981	0	86,350	193,331
Leesville Town Centre	Leesville Rd. at Leesville Church Rd.,	Harris Teeter +	100.0%		112,615	0	0	112,615
Little Brier Creek	Little Brier Creek Lane and Brier Leaf Lane,	Lowe's Food + (O.B.O.)	100.0%		17,209	0	45,802	63,011
	Raliegh
Lynnwood Collection	Creedmoor Rd at Lynn Road, Raleigh	Kroger +	100.0%		86,362	0	0	86,362
Six Forks Station	Six Forks Rd. at Strickland Rd., Raleigh	Kmart, Home Depot, Food Lion +, Bed Bath & Beyond	100.0%		469,780	0	0	469,780
Stonehenge Market	Creedmoor Rd. at Bridgeport Dr., Raleigh	Harris Teeter +, SteinMart, Eckerd’s	100.0%		188,521	0	0	188,521
Heritage Station	Forestville Rd. at Rogers Rd., Wake Forest	Harris Teeter +	100.0%		68,778	0	0	68,778
North Carolina Total:	# of Properties: 24				2,581,880	133,810	742,374	3,458,064
Oklahoma
Market Boulevard	E. Reno Ave. at N. Douglas Ave., Midwest	Color Tyme	100.0%		35,765	0	0	35,765
Town and Country	Reno Ave at North Air Depot, Midwest City	Office Depot, Big Lots, Westlake Hardware	100.0%		135,892	0	0	135,892
Oklahoma Total:	# of Properties: 2				171,657	0	0	171,657
Oregon
Clackamas Square	SE 82nd Avenue and SE Causey Avenue,	TJ Maxx, Winco Foods + (O.B.O)	20.0%	(1)(3)	14,828	59,311	62,600	136,739
	Portland
Oak Grove Market Center	SE Mcloughlin Blvd & Oak Grove Ave	Safeway +	100.0%		97,207	0	0	97,207
Raleigh Hills Plaza	SW Beaverton-Hillsdale Hwy and SW Scholls	Walgreens, New Seasons Market +	20.0%	(1)(3)	7,904	31,616	0	39,520
	Ferry Road, Portland
Oregon Total:	# of Properties: 3				119,939	90,927	62,600	273,466
South Carolina
Fresh Market Shoppes	890 William Hilton Head Pkwy, Hilton Head	The Fresh Market +	25.0%	(1)(3)	21,530	64,590	0	86,120
South Carolina Total:	# of Properties: 1				21,530	64,590	0	86,120
Tennessee
Bartlett Towne Center	Bartlett Blvd. at Stage Rd., Bartlett	Kroger +, Petco, Dollar Tree, Shoe Carnival	100.0%		179,364	0	0	179,364
Commons at Dexter Lake	Dexter at N. Germantown, Memphis	Kroger +, SteinMart, Marshall’s, Samuel's Furniture and Interior	100.0%		166,958	0	0	166,958
Commons at Dexter Lake Phase II	Dexter at N. Germantown, Memphis	Kroger +, SteinMart, Marshall’s, Samuel's Furniture and Interior	100.0%		61,538	0	0	61,538
Highland Square	Summer at Highland, Memphis	Walgreen’s	100.0%		14,490	0	0	14,490
Mendenhall Commons	South Mendenahall Rd. and Sanderlin	Kroger +	100.0%		80,206	0	0	80,206
	Avenue, Memphis
Summer Center	Summer Ave. at Waring Rd., Memphis	Kroger +, Ross Dress for Less	100.0%		148,708	0	0	148,708
Tennessee Total:	# of Properties: 5				651,264	0	0	651,264
Texas
Bell Plaza	45th Ave. at Bell St., Amarillo	United Supermarket +, Dollar Tree	100.0%		130,529	0	0	130,529
Coronado	34th St. at Wimberly Dr., Amarillo	Blockbuster	100.0%		46,829	0	0	46,829
Puckett Plaza	Bell Road, Amarillo	Huneke Furniture, CVS/Pharmacy, Gold's Gym	100.0%		133,235	0	0	133,235
Wolflin Village	Wolflin Ave. at Georgia St., Amarillo	Hastings, Talbot’s, Office Depot	100.0%		193,284	0	0	193,284
Brodie Oaks	South Lamar Blvd. at Loop 360, Austin	Hobby Lobby (O.B.O.), Toys "R" Us (O.B.O.), Sun Harvest Foods +,	100.0%		226,910	0	109,032	335,942
	Neiman Marcus Last Call
Calder	Calder at 24th St., Beaumont	Harmony Science Academy	100.0%		34,641	0	0	34,641
North Park Plaza	Eastex Fwy. at Dowlen, Beaumont	Target (O.B.O.), Anna’s Linens, David’s Bridal, Toys “R” Us (O.B.O.)	50.0%	(1)(3)	70,036	70,036	98,329	238,401
Phelan	Phelan at 23rd St, Beaumont	Kroger + (O.B.O.)	100.0%		12,000	0	0	12,000
Phelan West	Phelan at 23rd St., Beaumont	Kroger + (O.B.O.)	66.7%	(1)(3)	15,552	7,779	58,890	82,221
Southgate	Calder Ave. at 6th St., Beaumont	Dollar General	100.0%		33,555	0	0	33,555
Westmont	Dowlen at Phelan, Beaumont	Talbot’s, Ashley Furniture	100.0%		98,071	0	0	98,071
Lone Star Pavilions	Texas at Lincoln Ave., College Station	Best Buy, Office Depot, Barnes & Noble	100.0%		106,907	0	0	106,907
Montgomery Plaza	Loop 336 West at I-45, Conroe	Academy, Conn’s, Goody’s, 99 Cents Only, Petco, Anna's Linens	100.0%		296,837	0	0	296,837

Weingarten Realty Investors
Property Listing at September 30, 2007
						Gross Leasable Area
			WRI			Joint	Owned
			Owned	Foot	WRI	Venture	by
Center	Location	Anchors	%	Notes	Owned	Share	Other	Total
Moore Plaza	S. Padre Island Dr. at Staples, Corpus Christi	Office Depot, Marshall’s, H. E. B. + (O.B.O),Target (O.B.O.), Circuit City,	100.0%		371,668	0	161,909	533,577
	Old Navy, Linen’s N Things, Hobby Lobby
Portairs	Ayers St. at Horne Rd., Corpus Christi	CVS /pharmacy, Family Dollar, Beall’s	100.0%		118,233	0	0	118,233
Overton Park Plaza	SW Loop 820/Interstate 20 at South Hulen	Sports Authority, Circuit City, PetsMart, Office Depot, T.J. Maxx,	100.0%		353,302	0	110,000	463,302
	St., Ft. Worth	Albertsons +, Home Depot (O.B.O.), Anna’s Linens
Southcliff	I-20 at Grandbury Rd., Ft. Worth	Jo-Ann’s Fabrics	100.0%		115,827	0	0	115,827
Broadway	Broadway at 59th St., Galveston	Big Lots, Family Dollar	100.0%		74,477	0	0	74,477
Food King Place	25th St. at Avenue P, Galveston	Arlan’s +	100.0%		28,062	0	0	28,062
Galveston Place	Central City Blvd. at 61st St., Galveston	Randall’s +, Office Depot, Hastings, Palais Royal	100.0%		210,187	0	0	210,187
10/Federal	I-10 at Federal	Citi Trends, Palais Royal, Seller Bros. +	100.0%		132,472	0	0	132,472
Alabama-Shepherd	S. Shepherd at W. Alabama	Bookstop, PetsMart	100.0%		56,110	0	0	56,110
Bayshore Plaza	Spencer Hwy. at Burke Rd.	Fitness Connections (O.B.O.)	100.0%		35,966	0	86,000	121,966
Bellaire Boulevard	Bellaire at S. Rice	Randall’s +	100.0%		35,081	0	0	35,081
Braeswood Square	N. Braeswood at Chimney Rock	Belden’s +, Walgreen’s	100.0%		103,336	0	0	103,336
Centre at Post Oak	Westheimer at Post Oak Blvd.	Marshall’s, Barnes & Noble, Old Navy, Grand Lux Café, Comp USA	100.0%		182,070	0	0	182,070
Champions Village	F.M. 1960 at Champions Forest Dr.	Randall’s +, SteinMart, Palais Royal, Cost Plus, Barnes & Noble	100.0%		383,779	0	0	383,779
Crestview	Bissonnet at Wilcrest	Creative Connection	100.0%		8,970	0	0	8,970
Cullen Place	Cullen at Reed	C&R Beauty Supply	100.0%		7,316	0	0	7,316
Cullen Plaza	Cullen at Wilmington	Fiesta +, Family Dollar, Beauty Empire	100.0%		84,517	0	0	84,517
Cypress Pointe	F.M. 1960 at Cypress Station	Kroger +, Office Max, Comp USA, Babies “R” Us	100.0%		190,704	0	96,660	287,364
Eastpark	Mesa Rd. at Tidwell	CVS/pharmacy, US Postal Service	100.0%		114,373	0	0	114,373
Edgebrook	Edgebrook at Gulf Fwy.	Fiesta +, Bank One, Family Dollar	100.0%		78,324	0	0	78,324
Fiesta Village	Quitman at Fulton	Fiesta +	100.0%		30,249	0	0	30,249
Fondren/West Airport	Fondren at W. Airport	Save-A-Lot +	100.0%		56,593	0	0	56,593
Glenbrook Square	Telephone Road	Kroger +, Blockbuster	100.0%		76,483	0	0	76,483
Griggs Road	Griggs at Cullen	Family Dollar, Modern City, Citi Trends	100.0%		80,114	0	0	80,114
Harrisburg Plaza	Harrisburg at Wayside	Fallas Paredes	100.0%		93,438	0	0	93,438
Heights Plaza	20th St. at Yale	Kroger +, Walgreen’s	100.0%		71,777	0	0	71,777
Humblewood Shopping Plaza	Eastex Fwy. at F.M. 1960	Kroger +,Conn’s, Walgreen’s	100.0%		178,837	0	99,000	277,837
I-45/Telephone Rd. Center	I-45 at Maxwell Street	Seller Bros. +, Dollar Tree, FAMSA, Falles Paredes	100.0%		172,609	0	0	172,609
Independence Plaza	Town East Blvd., Mesquite	Babies “R” Us	100.0%		179,182	0	0	179,182
Jacinto City	Market at Baca	Seller Bros. +, CVS/pharmacy	50.0%	(1)	24,569	24,569	0	49,138
Landmark	Gessner at Harwin	Family Dollar	100.0%		55,853	0	0	55,853
Lawndale	Lawndale at 75th St.	Family Dollar, 99 Cents Only	100.0%		51,393	0	0	51,393
Little York Plaza	Little York at E. Hardy	Seller Bros. +, Fallas Paredes	100.0%		117,353	0	0	117,353
Lyons Avenue	Lyons at Shotwell	Fiesta +, Fallas Paredes	100.0%		67,629	0	0	67,629
Market at Westchase	Westheimer at Wilcrest	Whole Foods Market +	100.0%		84,084	0	0	84,084
North Main Square	Pecore at N. Main	O’Reilly Autoparts	100.0%		18,515	0	0	18,515
North Oaks	F.M. 1960 at Veterans Memorial	T.J. Maxx, Ross Dress for Less, Staples, Big Lots, DSW, Half Price	100.0%		417,279	0	0	417,279
	Books, Anna's Linens, Hobby Lobby, Mardels
North Triangle	I-45 at F.M. 1960	Steak & Ale, CiCi’s Pizza, James Coney Island	100.0%		16,060	0	0	16,060
Northbrook Center	Northwest Fwy. at W. 34th	Randall’s +, Office Depot, Citi Trends, Anna’s Linens, Dollar Tree	100.0%		172,479	0	0	172,479
Northway	Northwest Fwy. at 34th	Conn’s, Academy, Office Max	100.0%		217,136	0	0	217,136
Northwest Crossing	N.W. Fwy. at Hollister	Target (O.B.O.), Marshall’s, Babies “R” Us, Best Buy	75.0%	(1)(3)	137,507	45,836	120,721	304,064
Oak Forest	W. 43rd at Oak Forest	Kroger +, Palais Royal, Dollar Tree	100.0%		147,674	0	0	147,674
Orchard Green	Gulfton at Renwick	Seller Bros. +, Family Dollar	100.0%		74,983	0	0	74,983
Randall's /Cypress Station	F.M. 1960 at I-45	Randalls +	100.0%		138,974	0	0	138,974
Randall's /Kings Crossing	Kingwood Dr. at Lake Houston Pkwy.	Randall’s +, CVS/pharmacy	100.0%		127,525	0	0	127,525
Randall's /Norchester	Grant at Jones	Randall’s +	100.0%		107,200	0	0	107,200
Richmond Square	Richmond Ave. at W. Loop 610	Best Buy (O.B.O.), Cost Plus	100.0%		35,623	0	58,247	93,870
River Oaks East	W. Gray at Woodhead	Kroger +	100.0%		71,265	0	0	71,265
River Oaks West	W. Gray at S. Shepherd	Talbot’s, JoS. A. Bank, Ann Taylor, Gap	100.0%		234,198	0	0	234,198

Weingarten Realty Investors
Property Listing at September 30, 2007
						Gross Leasable Area
			WRI			Joint	Owned
			Owned	Foot	WRI	Venture	by
Center	Location	Anchors	%	Notes	Owned	Share	Other	Total
Sheldon Forest North	North, I-10 at Sheldon	Gerland’s +, Burke’s Outlet	100.0%		22,040	0	0	22,040
Sheldon Forest South	North, I-10 at Sheldon	Family Dollar	50.0%	(1)	37,670	37,670	0	75,340
Shops at Three Corners	S. Main at Old Spanish Trail	Fiesta, Office Depot, MacFrugal, PetsMart, Ross Dress for Less, Anna’s	70.0%	(1)	176,498	75,642	0	252,140
	Linens
Southgate	W. Fuqua at Hiram Clark	Food-A-Rama +, Palais Royal, CVS/pharmacy, Family Dollar	100.0%		125,440	0	0	125,440
Spring Plaza	Hammerly at Campbell	Seller Bros. +, Family Dollar	100.0%		56,166	0	0	56,166
Steeplechase	Jones Rd. at F.M. 1960	Palais Royal, 99 Cents Only, Anna's Linens, Goodwill Industries	100.0%		194,551	0	99,950	294,501
Stella Link	Stella Link at S. Braeswood	Seller Bros.+, Spec’s Liquor Warehouse, Burke’s Outlet	100.0%		96,396	0	0	96,396
Studemont	Studewood at E. 14th St	Fiesta +	100.0%		28,466	0	0	28,466
Ten Blalock Square	I-10 at Blalock	Fiesta +	100.0%		97,217	0	0	97,217
Village Arcade	University at Kirby	Gap, Talbot’s, Baby Gap	100.0%		57,219	0	0	57,219
Village Arcade-Phase II	University at Kirby	Gap, Talbot’s, Baby Gap	100.0%		28,371	0	0	28,371
Village Arcade-Phase III	University at Kirby	Gap, Talbot’s, Baby Gap	100.0%		106,879	0	0	106,879
Westbury Triangle	Chimney Rock at W. Bellfort	99 Cents Only	100.0%		66,318	0	0	66,318
Westchase Center	Westheimer at Wilcrest	Ross Dress for Less, Randall’s +, Golfsmith, Palais Royal, Target	100.0%		232,994	0	99,550	332,544
	(O.B.O.), Petco
Westhill Village	Westheimer at Hillcroft	Ross Dress for Less, Office Depot, 99 Cents Only, Anna’s Linens	100.0%		130,562	0	0	130,562
Killeen Marketplace	3200 E. Central Texas Expressway, Killeen	Best Buy, Ross Dress for Less, Staples, Home Depot (O.B.O.)	100.0%		115,203	0	135,934	251,137
Cedar Bayou	Bayou Rd., La Marque	Dollar General	100.0%		14,873	0	30,688	45,561
North Creek Plaza	Del Mar Blvd. at Hwy. I-35, Laredo	Old Navy, Bed Bath & Beyond, Best Buy, Target (O.B.O.), H.E.B. +	100.0%		242,293	0	206,463	448,756
	(O.B.O.), Marshall’s
Plantation Centre	Del Mar Blvd. at McPherson Rd., Laredo	H.E.B. +, Blockbuster	100.0%		134,919	0	0	134,919
League City Plaza	I-45 at F.M. 518, League City	Kroger +, Spec’s Liquor Warehouse	100.0%		126,990	0	0	126,990
Central Plaza	Loop 289 at Slide Rd., Lubbock	Bed Bath & Beyond, Old Navy, Staples	100.0%		151,196	0	0	151,196
Northtown Plaza	1st St. at University Plaza, Lubbock	United Supermarket +, Family Dollar	100.0%		73,633	0	0	73,633
Town and Country	4th St. at University, Lubbock	Hasting’s Records & Books	100.0%		30,743	0	0	30,743
Angelina Village	Hwy. 59 at Loop 287, Lufkin	Randall’s +, Kmart, Ashley Furniture	100.0%		256,940	0	0	256,940
Las Tiendas Plaza	Expressway 83 at McColl Rd., McAllen	Target (O.B.O.), Mervyn’s (O.B.O.), Academy, Conn’s, Ross Dress for	50.0%	(1)(3)	143,968	143,968	242,132	530,067
	Less, Marshall’s, Office Depot
Northcross	N. 10th St. at Nolana Loop, McAllen	Barnes & Noble, Blockbuster	50.0%	(1)(3)	38,196	38,196	0	76,391
Old Navy Building	1815 10th Street, McAllen	Old Navy	50.0%	(1)(3)	7,500	7,500	0	15,000
South 10th St. HEB	S. 10th St. at Houston St., McAllen	H. E. B. +	50.0%	(1)(3)	51,851	51,851	0	103,702
Custer Park	SWC Custer Road at Parker Road, Plano	Kroger + (O.B.O), Dollar General	100.0%		115,484	0	65,084	180,568
Pitman Corners	Custer Road at West 15th, Plano	Albertsons +, Tuesday Morning	100.0%		192,283	0	0	192,283
Preston Shepard Place	Preston Rd. at Park Blvd.	SteinMart, Old Navy, Office Depot, Marshalls, Babies "R" Us, Borders	20.0%	(1)	72,667	290,670	0	363,337
Gillham Circle	Gillham Circle at Thomas, Port Arthur	Family Dollar	100.0%		33,134	0	0	33,134
Rockwall	I-30 at Market Center Street, Rockwall	Office Max, Petco, Pier 1 Imports, Ross Dress for Less, Old Navy, Linens	100.0%		209,051	0	0	209,051
	‘N Things, Michael’s
Rose-Rich	U.S. Hwy. 90A at Lane Dr., Rosenberg	Family Dollar, Palais Royal	100.0%		103,385	0	0	103,385
Lake Pointe Market Center	Dalrock Rd. at Lakeview Pkwy., Rowlett	Tom Thumb + (O.B.O.), Walgreen’s (O.B.O.)	100.0%		42,860	0	81,176	124,036
Boswell Towne Center	Highway 287 at Bailey Boswell Rd., Saginaw	Albertsons + (O.B.O)	100.0%		26,088	0	61,747	87,835
Fiesta Trails	I-10 at DeZavala Rd., San Antonio	H. E. B. + (O.B.O), Target (O.B.O.), Barnes & Noble, Regal Cinema,	100.0%		312,370	0	176,000	488,370
	Marshall’s, Office Max, SteinMart, Petco, Anna’s Linens
Oak Park Village	Nacogdoches at New Braunfels, San Antonio	H. E. B. +	100.0%		64,287	0	0	64,287
Parliament Square	W. Ave. at Blanco, San Antonio	Incredible Pizza, Bernina New Home Sewing Center	100.0%		64,950	0	0	64,950
Parliament Square II	W. Ave. at Blanco, San Antonio	Incredible Pizza, Bernina New Home Sewing Center	100.0%		54,541	0	0	54,541
Thousand Oaks	Thousand Oaks Dr. at Jones Maltsberger Rd.,	H. E. B. +, Beall’s, Tuesday Morning	100.0%		162,882	0	0	162,882
	San Antonio
Valley View	West Ave. at Blanco Rd., San Antonio	Marshall’s, Blockbuster, Dollar Tree	100.0%		89,859	0	0	89,859
Market at Town Center	Town Center Blvd., Sugar Land	Old Navy, Home Goods, Marshall’s, Linens ‘N Things, DSW Shoe	100.0%		375,820	0	0	375,820
	Warehouse, Ross Dress for Less, Lane Furniture
New Boston Road	New Boston at Summerhill, Texarkana	Rehkopf’s Grocery +, Salvation Army	100.0%		89,800	0	0	89,800
Island Market Place	6th St. at 9th Ave., Texas City	Food King +	100.0%		27,277	0	0	27,277

Weingarten Realty Investors
Property Listing at September 30, 2007
						Gross Leasable Area
			WRI			Joint	Owned
			Owned	Foot	WRI	Venture	by
Center	Location	Anchors	%	Notes	Owned	Share	Other	Total
Palmer Plaza	F.M. 1764 at 34th St., Texas City	Randall’s +, Big Lots (O.B.O.), Dollar Tree	100.0%		96,526	0	99,980	196,506
Broadway	S. Broadway at W. 9th St., Tyler	SteinMart	100.0%		60,400	0	0	60,400
Crossroads	I-10 at N. Main, Vidor	Market Basket +, Beall’s, Baskin’s, Burke’s Outlet	100.0%		115,692	0	0	115,692
Texas Total:	# of Properties: 105				12,494,189	793,717	2,297,492	15,585,396
Utah
Alpine Valley Center	Main St. at State St., American Fork	Super Target + (O.B.O.), Old Navy, Pier 1 Imports, Dollar Tree, Office	33.3%	(1)(3)	30,382	60,772	133,500	224,654
Taylorsville Town Center	West 4700 South at Redwood Rd., Taylorsville	Albertsons + (O.B.O.),Rite Aid	100.0%		94,157	0	40,057	134,214
West Jordan Town Center	West 7000 South at S. Redwood Rd., West	Albertsons + , Office Depot, Target (O.B.O.), Petco, Party City	100.0%		182,099	0	122,800	304,899
	Jordan
Utah Total:	# of Properties: 3				306,638	60,772	296,357	663,767
Washington
Mukilteo Speedway Center	Mukilteo Speedway, Lincoln Way, and	Food Emporium +, Bartell Drugs	20.0%	(1)(3)	18,055	72,218	0	90,273
	Highway 99, Lynnwood
Meridian Town Center	Meridian Avenue East and 132nd Street East,	JoAnn's, Safeway + (O.B.O)	20.0%	(1)(3)	15,533	62,133	65,346	143,012
	Puyallup
South Hill Center	43rd Avenue Southwest and Meridian Street	Best Buy, Bed Bath & Beyond, Ross	20.0%	(1)(3)	26,804	107,216	0	134,020
	South, Puyallup
Rainer Square Plaza	Rainer Avenue South and South Charleston	Safeway +	20.0%	(1)(3)	21,485	85,938	0	107,423
	Street, Seattle
Washington Total:	# of Properties: 4				81,877	327,505	65,346	474,728
Industrial
Operating Properties
California
Siempre Viva Business Park	Siempre Viva Rd. at Kerns St., San Diego	Hitachi Transport, UPS Supply Chain Solutions, Inc., Bose Corp., NYK	20.0%	(1)(3)	145,353	581,413	0	726,766
	Logistics
California Total:	# of Properties: 1				145,353	581,413	0	726,766
Florida
Lakeland Industrial Center	I-4 at County Rd., Lakeland	Rooms to Go, Amware Pallet Services, Publix, LaSalle Bristol	100.0%		600,000	0	0	600,000
Lakeland Interestate Industrial Park	Interstate Drive and Kathleen Rd., Lakeland	Carolina Logistics Services, Inc., Acuity Specialty Products Group, Inc.,	100.0%		168,400	0	0	168,400
	Sunrise Medical HHG, Inc.
1801 Massaro	1801 Massaro Blvd., Tampa	MiTek Industries, Inc.	100.0%		159,000	0	0	159,000
Hopewell Industrial Center	Old Hopewell Boulevard and U.S. Highway	Parts Depot, Inc., American Tire Distributors	100.0%		224,483	0	0	224,483
	301, Tampa
Tampa East Industrial Portfolio	1841 Massaro Blvd., Tampa	General Electric, Hughes Supply, Interline Brands, GE Polymershapes	100.0%		512,923	0	0	512,923
Florida Total:	# of Properties: 5				1,664,806	0	0	1,664,806
Georgia
Atlanta Industrial Park	Atlanta Industrial Pkwy. at Atlanta Industrial	Target Container Co., Sanderson Industries, Inc., Recall Secure	100.0%		120,200	0	0	120,200
	Dr., Atlanta	Destruction Services, Inc., Georgia Aquarium, Inc.
Atlanta Industrial Park II & VI	Atlanta Industrial Pkwy. at Atlanta Industrial	Target Container Co., Sanderson Industries, Inc., Recall Secure	100.0%		382,100	0	0	382,100
	Dr., Atlanta	Destruction Services, Inc., Georgia Aquarium, Inc.
Atlanta Industrial Parkway	Atlanta Industrial Pkwy. at Atlanta Industrial	Target Container Co., Sanderson Industries, Inc., Recall Secure	100.0%		50,000	0	0	50,000
	Dr., Atlanta	Destruction Services, Inc., Georgia Aquarium, Inc.
Riverview Distribution Center	Fulton Industrial Blvd. at Camp Creek Parkway	CHEP USA	100.0%		265,200	0	0	265,200
Sears Logistics	3700 Southside Industrial Way, Atlanta	Sears Logistics Services, Inc.	20.0%	(1)(3)	80,511	322,043	0	402,554
Southside Industrial Parkway	Southside Industrial Pkwy at Jonesboro Rd.,	Lowe Supply, Inc., Mission Produce, Masco Contractor Services	100.0%		72,000	0	0	72,000
	Atlanta
Kennesaw 75	3850-3900 Kennesaw Prkwy, Kennesaw	Clorox Services Company, Builders Specialties, LLC	100.0%		178,467	0	0	178,467
6485 Crescent Drive	I-85 at Jimmy Carter Blvd., Norcross	Zurn, Pax Industries, Inc., Prime Choice Properties, Inc.	20.0%	(1)(3)	72,092	288,368	0	360,460

Weingarten Realty Investors
Property Listing at September 30, 2007
						Gross Leasable Area
			WRI			Joint	Owned
			Owned	Foot	WRI	Venture	by
Center	Location	Anchors	%	Notes	Owned	Share	Other	Total
Georgia Total:	# of Properties: 6		1,220,570	610,411	0	1,830,981
Tennessee
Crowfarn Drive Warehouse	Crowfarn Dr. at Getwell Rd., Memphis	Joseph T. Ryerson & Son, Inc., Diamond Comic Distributors, In	20.0%	(1)(3)	31,770	127,079	0	158,849
Outland Business Center	Outland Center Dr., Memphis	Vistar Corporation, TricorBraun, Quest Communications Corporation,	20.0%	(1)(3)	82,028	328,110	0	410,138
	Kuehne & Nagel, Inc., Concentra
Southpoint I & II	Pleasant Hill Rd. at Shelby Dr., Memphis	AF Services, Sunnywood Products, Inc., Constar	100.0%		570,940	0	0	570,940
Tennessee Total:	# of Properties: 3				684,738	455,189	0	1,139,927
Texas
Midpoint I-20 Distribution Center	New York Avenue and Arbrook Boulevard,	DHL, INX International	100.0%		253,165	0	0	253,165
	Arlington
Randol Mill Place	Randol Mill Road, Arlington	American Institute of Intradermal Cosmetics, Becker-Parkin Dental	100.0%		54,639	0	0	54,639
	Supply Company, Inc.
Braker 2 Business Center	Kramer Ln. at Metric Blvd., Austin	Home Team Pest Defense, MJC Electronics Corporation	100.0%		27,359	0	0	27,359
Corporate Center Park I and II	Putnam Dr. at Research Blvd., Austin	Phoenix – Lamar Corp, Apria Healthcare, Inc., Walgreen Co.	100.0%		119,452	0	0	119,452
Oak Hills Industrial Park	Industrial Oaks Blvd., Austin	Terracon, Inc., Nanocoolers, Inc., Honeywell	100.0%		89,858	0	0	89,858
Rutland 10 Business Center	Metric Blvd. At Centimeter Circle, Austin	Media Event Concepts, Inc., Technowood, Inc., Aramark, Liant	100.0%		54,000	0	0	54,000
Southpark A,B,C	East St. Elmo Rd. at Woodward St., Austin	HJV Associates, Inc., EZ Corp, Inc.	100.0%		78,276	0	0	78,276
Southpoint Service Center	Burleson at Promontory Point Dr., Austin	Browning Construction Co., Ltd., The Closet Factory	100.0%		57,667	0	0	57,667
Wells Branch Corporate Center	Wells Branch Pkwy., Austin	RDA Promart, Allstate Insurance	100.0%		59,144	0	0	59,144
1625 Diplomat Drive	SWC Diplomat Dr. at McDaniel Dr., Carrollton	Rooftop Systems, Inc.	100.0%		106,140	0	0	106,140
Midway Business Center	Midway at Boyington, Carrollton	ProSource, Luxury of Leather	100.0%		141,246	0	0	141,246
Manana Office Center	I-35 at Manana, Dallas	Omega Environmental Technologies, Dave & Busters, B&B Graphics	100.0%		223,128	0	0	223,128
	Finishing Services
Newkirk Service Center	Newkirk near N.W. Hwy., Dallas	Applied Industrial Technologies, AWC	100.0%		105,892	0	0	105,892
Northeast Crossing Office/Service	East N.W. Hwy. at Shiloh, Dallas	Capital Title, Garland surgery Center	100.0%		78,700	0	0	78,700
Center
Northwest Crossing Office/Service	N.W. Hwy. at Walton Walker, Dallas	Corporate Care, Magnum Cable Corp.	100.0%		126,984	0	0	126,984
Center
Redbird Distribution Center	Joseph Hardin Drive, Dallas	Consolidated Container Company; Texwood Industries, L.P.	100.0%		110,839	0	0	110,839
Regal Distribution Center	Leston Avenue, Dallas	Parkland Health & Hosp System, BKM Total Office of Texas, L.P., Global	100.0%		202,559	0	0	202,559
	Industries Southwest
Space Center Industrial Park	Pulaski St. at Irving Blvd., Dallas	Weir’s Furniture Village, Inc., Facility Interiors, Inc.	100.0%		264,582	0	0	264,582
McGraw Hill Distribution Center	420 E. Danieldale Rd, DeSoto	McGraw Hill Companies, Inc.	100.0%		417,938	0	0	417,938
610 and 11th St. Warehouse	Loop 610 at 11th St.	Prefco Corp.	100.0%		104,975	0	0	104,975
610 and 11th St. Warehouse	Loop 610 at 11th St.	Iron Mountain, Stone Container	20.0%	(1)(3)	48,728	194,914	0	243,642
610/288 Business Park	Cannon Street	Palmer Logistics	20.0%	(1)(3)	59,085	236,341	0	295,426
Beltway 8 Business Park	Beltway 8 at Petersham Dr.	Terminix, Carrier Sales and Distribution, Odwalla, Inc.	100.0%		157,498	0	0	157,498
Blankenship Building	Kempwood Drive	Classic Printers	100.0%		59,729	0	0	59,729
Brookhollow Business Center	Dacoma at Directors Row	Bristol Babcock, Surgeon's Management, Houston Digital Instruments	100.0%		133,553	0	0	133,553
Central Park Northwest VI	Central Pkwy. at Dacoma	Houston Metallurgical Lab, Inc., Trader Publishing	100.0%		175,348	0	0	175,348
Central Park Northwest VII	Central Pkwy. at Dacoma	Lucent Technologies, Inc., Houston Graduate School of Theology	100.0%		103,602	0	0	103,602
Claywood Industrial Park	Clay at Hollister	Academy, Ltd.	100.0%		390,141	0	0	390,141
Crosspoint Warehouse	Crosspoint	Foam Enterprises, LLC.	100.0%		72,505	0	0	72,505
Houston Cold Storage Warehouse	7080 Express Lane	SIG Southwest, Global Stainless Supply, Inc., Houston Central	100.0%		128,752	0	0	128,752
	Industries, Inc., Meridian IQ
Jester Plaza Office Service Center	West T.C. Jester	Corporate Care of Houston, Milwaukee Electric Tool Corporation	100.0%		100,605	0	0	100,605
Kempwood Industrial	Kempwood Dr. at Blankenship Dr.	Pioneer Contract Services, Veritas	20.0%	(1)(3)	43,898	175,591	0	219,489
Kempwood Industrial	Kempwood Dr. at Blankenship Dr.	Pioneer Contract Services	100.0%		113,218	0	0	113,218
Lathrop Warehouse	Lathrop St. at Larimer St.	United D.C., Inc.	20.0%	(1)(3)	50,378	201,512	0	251,890
Navigation Business Park	Navigation at N. York	Packwell, Inc.	20.0%	(1)(3)	47,664	190,657	0	238,321
Northway Park II	Loop 610 East at Homestead	Jet Lube, Inc.	20.0%	(1)(3)	60,697	242,786	0	303,483
Railwood F	Market at U.S. 90	Shell Oil Company	20.0%	(1)(3)	60,000	240,000	0	300,000

Weingarten Realty Investors
Property Listing at September 30, 2007
						Gross Leasable Area
			WRI			Joint	Owned
			Owned	Foot	WRI	Venture	by
Center	Location	Anchors	%	Notes	Owned	Share	Other	Total
Railwood Industrial Park	Mesa at U.S. 90	SIG Southwest, Global Stainless Supply, Inc., Houston Central	100.0%		402,680	0	0	402,680
	Industries, Inc., Meridian IQ
Railwood Industrial Park	Mesa at U.S. 90	Bison Building Materials, Ltd., DSC Logistics	20.0%	(1)(3)	99,531	398,125	0	497,656
South Loop Business Park	S. Loop at Long Dr.	Plastic Plus Awards, Lumber Liquidators	50.0%	(1)(3)	46,225	46,225	0	92,450
Southport Business Park 5	South Loop 610	International Surface Preparation Group, Inc., Sandvik, Inc.	100.0%		160,653	0	0	160,653
Southwest Park II Service Center	Rockley Road	Bioassay Laboratory, Inc.	100.0%		67,700	0	0	67,700
Stonecrest Business Center	Wilcrest at Fallstone	Aztec Facility Services, Inc.	100.0%		110,641	0	0	110,641
Town & Country Commerce Center	I-10 at Beltway 8	Arizona Tile, Seitel	100.0%		206,000	0	0	206,000
West 10 Business Center II	Wirt Rd. at I-10	Summers Group, Inc.	100.0%		82,658	0	0	82,658
West Loop Commerce Center	W. Loop N. at I-10	Inter-Tel Technologies	100.0%		34,256	0	0	34,256
West-10 Business Center	Wirt Rd. at I-10	Aaron’s Office Furniture	100.0%		102,087	0	0	102,087
Westgate Service Center	Park Row Drive at Whiteback Dr.	Welltec, Inc.,Wood Group, 3M	100.0%		119,786	0	0	119,786
Freeport Commerce Center	Sterling Street and Statesman Drive, Irving	McGraw Hill Companies, Inc., TKS (U.S.A.), Inc.	100.0%		50,590	0	0	50,590
Central Plano Business Park	Klein Rd. at Plano Pkwy., Plano	CK Management, Inc., Minarik Corp.	100.0%		137,785	0	0	137,785
Jupiter Service Center	Jupiter near Plano Pkwy., Plano	Interceramic Tile, Gemaire Distributors	100.0%		78,480	0	0	78,480
Sherman Plaza Business Park	Sherman at Phillips, Richardson	Leggett & Platt, Inc., The Volkswagen Store	100.0%		101,137	0	0	101,137
Interwest Business Park	Alamo Downs Parkway, San Antonio	All-American Sports, Gell Service Company, Inc., Goodman	100.0%		219,245	0	0	219,245
	Manufacturing Company, L.P.
Isom Business Park	919-981 Isom Road, San Antonio	Gate Gourmet, Wells Fargo Bank	100.0%		175,200	0	0	175,200
O'Connor Road Business Park	O’Connor Road, San Antonio	Ingersoll Rand , TD Industries	100.0%		150,091	0	0	150,091
Freeport Business Center	13215 N. Promenade Blvd., Stafford	Fairfield Industries, Yokagawa, Pitney Bowes	100.0%		251,385	0	0	251,385
Texas Total:	# of Properties: 51				7,078,074	1,926,151	0	9,004,225
Virginia
Enterchange at Northlake A	11900-11998 North Lakeridge Parkway,	Owens & Minor, VSE Corporation, FedEx Ground	100.0%		215,077	0	0	215,077
Enterchange at Northlake C	North Lakeridge Parkway & Northlake Park Dr,	Handleman Company, International Paper, Owens & Minor	20.0%	(1)(3)	58,623	234,492	0	293,115
	Ashland
Enterchange at Meadowville	2101 Bermuda Hundred Dr, Chester	BASF Corporation	20.0%	(1)(3)	45,362	181,447	0	226,809
Enterchange at Walthall A & B	1900-1998 Ruffin Mill Rd, Colonial Heights	The Antioch Company, Xymid LLC, Central National-Gottesman, Inc.	20.0%	(1)(3)	121,356	485,424	0	606,780
Enterchange at Walthall C	1936-1962 Ruffin Mill Rd, Colonial Heights	PSS World Medical, Hill Phoenix	20.0%	(1)(3)	52,384	209,538	0	261,922
Enterchange at Walthall D	1700-1798 Ruffin Mill Rd, Colonial Heights	Recall, The Sharper Image	100.0%		171,222	0	0	171,222
Interport Business Center A	4800-4890 Eubank Road, Richmond	Anderson News, LLC, HD Business LLC, Wyeth	20.0%	(1)(3)	89,482	357,930	0	447,412
Interport Business Center B	4700-4790 Eubank Road, Richmond	Mid South Building Supply, Inc., Alcoa, EGL Eagle Global Logistics, LP	20.0%	(1)(3)	23,600	94,400	0	118,000
Interport Business Center C	5300-5390 Laburnum Ave, Richmond	Sears Home Improvement Products, Inc., Ferguson	20.0%	(1)(3)	10,977	43,908	0	54,885
Virginia Total:	# of Properties: 9				788,083	1,607,139	0	2,395,222
Other
Operating Properties
Arizona
Arcadia Biltmore Plaza	Campbell Ave. at North 36th St., Phoenix	Endurance Rehab, Weingarten Realty Regional Office	100.0%		13,879	0	0	13,879
Arizona Total:	# of Properties: 1				13,879	0	0	13,879
Texas
1919 North Loop West	Hacket Drive at West Loop 610 North	State of Texas, Weingarten Realty Regional Office	100.0%		132,978	0	0	132,978
Citadel Plaza	Citadel Plaza Dr.	Weingarten Realty Investors Corporate Office	100.0%	13,460	0	0	13,460
Texas Total:	# of Properties: 2				146,438	0	0	146,438
Total Operating	# of Properties: 383				49,034,692	9,764,278	9,029,970	67,828,936
Properties

Weingarten Realty Investors
Property Listing at September 30, 2007
						Gross Leasable Area
			WRI			Joint	Owned
			Owned	Foot	WRI	Venture	by
Center	Location	Anchors	%	Notes	Owned	Share	Other	Total
New Development
Arizona			50.0%	(1)(2)	0	0	0	0
Gladden Farms	Lon Adams Rd at Tangerine Farms Rd		100.0%	(2)	46,074	0	0	46,074
Mohave Crossroads	Bullhead Parkway at State Route 95, Bullhead City		100.0%	(2)	126,721	0	60,059	186,780
Raintree Ranch	Ray Road at Price Road, Chandler		100.0%	(2)	69,300	0	0	69,300
The Shoppes at Parkwood Ranch	Southern Avenue and Signal Butte Road, Mesa		242,095	0	60,059	302,154
Arizona Total:	# of Properties: 4
California			50.0%	(1)(2)(3)	89,410	89,410	0	178,819
Jess Ranch Marketplace	Bear Valley Road at Jess Ranch Parkway, Apple Valley		50.0%	(1)(2)(3)	16,750	16,750	0	33,500
Jess Ranch Phase III	Bear Valley Road at Jess Ranch Parkway, Apple Valley		106,160	106,160	0	212,319
California Total:	# of Properties: 2
Colorado			50.0%	(1)(2)	0	0	0	0
Buckingham Square	Mississippi at Havana, Aurora		41.0%	(1)(2)(3)	110,940	159,646	125,174	395,760
Glenwood Meadows	Midland Ave. at W. Meadows, Glenwood Springs		50.0%	(1)(2)	7,551	7,551	0	15,102
River Point at Sheridan	Highway 77 and Highway 88, Sheridan		118,491	167,197	125,174	410,862
Colorado Total:	# of Properties: 3
Florida			55.0%	(1)(2)	3,850	3,150	0	7,000
Clermont Landing	U.S. 27 & Steve's Road		50.0%	(1)(2)	132,528	132,528	0	265,056
Colonial Landing	East Colonial Dr. at Maguire Boulevard, Orlando		50.0%	(1)(2)	56,691	56,691	0	113,382
Palm Coast Center	State Road 100 & Belle Terre Parkway, Palm Coast		100.0%	(2)	61,795	0	0	61,795
Phillips Crossing	Interstate 4 and Sand Lake Road, Orlando		100.0%	(2)	26,125	0	0	26,125
Phillips Landing	Turkey Lake Rd., Orlando		280,989	192,369	0	473,358
Florida Total:	# of Properties: 5
Georgia			50.0%	(1)(2)	1,300	1,300	0	2,601
South Fulton Town Center	NWC South Fulton Parkway @ Hwy 92, Union City		1,300	1,300	0	2,601
Georgia Total:	# of Properties: 1
North Carolina			100.0%	(2)	0	0	0	0
Crabtree Towne Center	Creedmoor (Highway 50) and Crabtree Valley Avenue, Raleigh		100.0%	(2)	0	0	0	0
Southern Pines	U.S. 15-501 and Bruce Wood Rd, Southern Pines		100.0%	(2)	0	0	0	0
Surf City Crossing	Highway 17 and Highway 210, Surf City		100.0%	(2)	19,726	0	0	19,726
The Shoppes at Caveness Farms	Capitol Boulevard and Caveness Farms Avenue, Wake Forest		75.0%	(1)(2)	39,586	13,195	0	52,781
Waterford Village	US Hwy 17 & US Hwy 74/76, Leland		59,312	13,195	0	72,507
North Carolina Total:	# of Properties: 5
Tennessee			100.0%	(2)	0	0	0	0
Ridgeway Trace	Memphis		0	0	0	0
Tennessee Total:	# of Properties: 1
Texas			100.0%		0	0	0	0
Festival Plaza	Helotes, TX		70.0%	(1)(2)	0	0	0	0
Gateway Station	I-35W and McAlister Rd., Burleson		100.0%	(2)	0	0	0	0
Horne Street Market	I-30 & Horne Street, Fort Worth

Weingarten Realty Investors
Property Listing at September 30, 2007
						Gross Leasable Area
			WRI			Joint	Owned
			Owned	Foot	WRI	Venture	by
Center	Location	Anchors	%	Notes	Owned	Share	Other	Total
Market at Nolana	Nolana Ave and 29th St., McAllen		50.0%	(1)(2)(3)	10,715	10,715	0	21,430
Market at Sharyland Place	U.S. Expressway 83 and Shary Road, Mission		50.0%	(1)(2)(3)	45,152	45,152	0	90,303
North Sharyland Towne Crossing	Shary Rd. at North Hwy. 83, Mission		50.0%	(1)(2)(3)	0	0	0	0
North Towne Plaza	U.S. 77 and 83 at SHFM 802, Brownsville		75.0%	(1)(2)	0	0	0	0
River Pointe	I-45 at Loop 336, Conroe		100.0%	(2)	44,792	0	144,911	189,703
Rock Prairie Marketplace	Rock Prairie Rd. at Hwy. 6, College Station		100.0%	(2)	0	0	0	0
Sharyland Towne Crossing	Shary Rd. at Hwy. 83, Mission		50.0%	(1)(2)(3)	172,042	172,042	0	344,084
Starr Plaza	U.S. Hwy. 83 at Bridge St., Rio Grande City		50.0%	(1)(2)(3)	88,406	88,406	0	176,812
Stevens Ranch	NEC SH 211 and Potranco Road, San Antonio		50.0%	(1)(2)	0	0	0	0
Tomball Marketplace	FM 2920 and Future 249, Tomball		100.0%	(2)	0	0	0	0
Westover Square	151 and Ingram, San Antonio		66.7%	(1)(2)	0	0	0	0
Westwood Center	Culebra Road and Westwood Loop, San Antonio		100.0%	(2)	0	0	0	0
Texas Total:	# of Properties: 15				361,107	316,315	144,911	822,332
Washington
Village at Liberty Lake	E. Country Vista Dr. at N. Liberty Rd., Liberty Lake		50.0%	(1)(2)(3)	5,000	5,000	132,874	142,875
Washington Total:	# of Properties: 1				5,000	5,000	132,874	142,875
Total New Developments	# of Properties: 37				1,174,454	801,536	463,018	2,439,008
Unimproved Land
Arizona
Mohave Crossroads								7,185
Arizona Total:								7,185
Louisiana
U.S. Highway 171 at Parish, DeRidder								462,000
Louisiana Total:								462,000
North Carolina
The Shoppes at Caveness Farms								1,750,000
North Carolina Total:								1,750,000
Texas
9th Ave. at 25th St., Port Arthur								243,000
Bissonnet at Wilcrest								84,629
Citadel Plaza at 610 North Loop								137,000
East Orem								122,000
Highway 3 at Highway 1765, Texas City								201,000
Kirkwood at Dashwood Drive								322,000
Mesa Road at Tidwell								901,000
Northwest Freeway at Gessner								340,456
River Pointe Drive at Interstate 45, Conroe								618,000
Shaver at Southmore, Pasadena								17,000
West Little York at Interstate 45								161,000
West Loop North at Interstate 10								145,000
Texas Total:								3,292,085
Total Unimproved Land								5,511,270